As filed with the SEC on February 19, 2013

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	[X]
Post-Effective Amendment No.	[ ]

(Check appropriate box or boxes)

Stadion Investment Trust
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246
 (Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number: (513) 587-3400

The Corporation Trust Company
1209 Orange Street
Wilmington, DE   19801
 (Name and Address of Agent for Service)

Copy to:

Jeffrey T. Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered:  Shares of Beneficial Interest, no par value.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter be effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

Aviemore Funds
20 Phelps Road
Old Chatham, NY 12136

February 19, 2013

Dear Shareholder:

We have called a special meeting of the shareholders of ETF Market Opportunity Fund (the “Aviemore Fund”), a series of the Aviemore Funds, an Ohio business trust (the “Aviemore Trust”) to be held on March 29, 2013 at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan”, and the transactions contemplated thereunder, collectively the “Reorganization”) under which the Aviemore Fund will be reorganized into a new series (the “Stadion Fund”) of the Stadion Investment Trust, an open end management company organized as a Delaware statutory trust (the “Stadion Trust”) created to carry out the Reorganization, with the Stadion Fund having the same investment objective and substantially the same principal investment strategies as the Aviemore Fund.

Aviemore Asset Management, LLC, the investment adviser to the Aviemore Fund (the “Adviser”), recently completed a strategic review of the management and operations of the Aviemore Fund and determined that it would be advisable to pursue the reorganization of the Aviemore Fund with another fund group. Following this strategic review process, the Adviser identified Stadion Money Management, LLC (“Stadion”) as an asset management firm that it believes can effectively manage the investments of the Aviemore Fund following the completion of the proposed reorganization of the Aviemore Fund into the Stadion Trust.  The Adviser determined that because it believes that Stadion is focused on providing high quality investment management services to the other existing mutual fund series in the Stadion Trust and also providing high quality customer service to their shareholders, Stadion is well suited to have the Stadion Trust acquire the assets of the Aviemore Fund.

The Adviser therefore made a recommendation to the Board of Trustees of Aviemore Trust to approve the Reorganization and, following careful analysis and consideration, the Board of Trustees of Aviemore Trust approved the Plan providing for the proposed Reorganization after concluding that the implementation of the Reorganization is advisable and in the best interest of the Aviemore Fund’s shareholders. The Board of Trustees of Aviemore Trust unanimously voted to recommend that you vote “FOR” the Plan and the Reorganization.

Upon the closing of the Reorganization, the assets of the Aviemore Fund will be transferred to the Stadion Fund in exchange for Class I shares of the Stadion Fund, which shares will then be distributed pro rata to the Aviemore Fund’s shareholders.  Stadion will serve as investment adviser to the Stadion Fund, and Paul M. Frank, the portfolio manager for the Aviemore Fund since its inception in 2004, will continue to serve as a portfolio manager for the Stadion Fund as an employee of Stadion.  Following the Reorganization, the Stadion Fund will be managed by a portfolio management team consisting of Paul M. Frank, Brad A. Thompson and William McGough.  The portfolio management team will make investment decisions collectively, and therefore Mr. Frank, although an important member of the portfolio management team, will not have sole investment decision-making authority with respect to the Stadion Fund like he has with respect to the Aviemore Fund.

The proposed Reorganization is not expected to have any adverse federal or state tax consequences to the Aviemore Fund or its shareholders. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganization.

If you are a shareholder of record as of the close of business on February 1, 2013, you are entitled to vote at the special meeting and at any postponements or adjournments thereof. While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the special meeting, we need your vote. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyonline.com. You should use the enclosed instructions to vote by telephone or over the Internet.

Thank you for taking the time to consider this important Reorganization proposal and for your continuing investment in the Aviemore Fund. If you have any questions regarding the proposed Reorganization to be voted on, please do not hesitate to call 1-800-239-9136.

Sincerely,

/s/ Paul M. Frank
Paul M. Frank, President Aviemore Funds

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganizations described in the Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganizations under the Proxy Statement/Prospectus or determined if the Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Aviemore Funds
20 Phelps Road
Old Chatham, NY 12136

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD MARCH 29, 2013

We have called a special meeting of the shareholders of ETF Market Opportunity Fund (“the Aviemore Fund”), a series of the Aviemore Funds, an Ohio business trust (the “Trust”), to be held on March 29, 2013 on March 29, 2013 at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Aviemore Fund will be reorganized into a new series of the of the Stadion Investment Trust, an open end management company organized as a Delaware statutory trust (the “Stadion Trust”), created to carry out the reorganization (the “Stadion Fund”), which will have the same investment objective and substantially the same principal investment strategies as the Aviemore Fund.

The special meeting will be held on March 29, 2013, at 11:00 a.m. local time, on March 29, 2013 at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. At the special meeting, you and the other shareholders of the Aviemore Fund will be asked to consider and vote upon:

1.	A proposal to approve the reorganization of the Aviemore Fund into the Stadion Fund (collectively, the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan”).

Pursuant to the Plan, all of the assets of the Aviemore Fund will be transferred to the Stadion Fund in exchange for full and fractional Class I shares of the Stadion Fund, with such Stadion Fund assuming the liabilities of the Aviemore Fund.  The Class I shares of the Stadion Fund received by the Aviemore Fund will be distributed pro rata to the Aviemore Fund’s shareholders, after which the Aviemore Fund will be terminated as a series of the Trust and the Trust will be dissolved and liquidated.

2.	If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan.

The Board of Trustees of the Trust unanimously recommends that the shareholders vote FOR the proposals.

It is not anticipated that any matter other than the approval of the proposals will be brought before the meeting.  If, however, any other business is properly brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in this Proxy Statement/Prospectus.

Shareholders of record at the close of business on February 1, 2013, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof. This proxy is being solicited on behalf of  the Aviemore Fund.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY
 CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
 TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

You are cordially invited to attend the meeting.  However, whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:  (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number 1-800-358-3179, or (3) via the Internet at www.proxyonline.com.  Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of the Aviemore Fund at the Aviemore Fund’s address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed above.

AVIEMORE FUNDS

/s/ Paul M. Frank
Paul M. Frank, President

February 19, 2013

Aviemore Funds
20 Phelps Road
 Old Chatham, NY 12136

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: February 19, 2013

Question 1: What is this document and why did we send it to you?

Answer: This document includes a notice of special meeting of shareholders, a combined Proxy Statement/Prospectus, and a form of proxy. The Board of Trustees of the Aviemore Funds, an Ohio business trust (the “Aviemore Trust”), on behalf of ETF Market Opportunity Fund (“the Aviemore Fund”), a series of the Aviemore Trust, has approved an Agreement and Plan of Reorganization (the “Plan”, and the transactions contemplated thereunder, collectively the “Reorganization”) between the Stadion Investment Trust, an open end management company organized as a Delaware statutory trust (the “Stadion Trust”), on behalf of Stadion Market Opportunity Fund, a series of the Stadion Trust (the “Stadion Fund”), and the Aviemore Fund pursuant to which all of the assets of the Aviemore Fund will be transferred to the Stadion Fund in exchange for Class I shares of the Stadion Fund, which will be distributed pro rata by the Aviemore Fund to its shareholders, and the Stadion Fund’s assumption of the Aviemore Fund’s liabilities.

The Stadion Fund has the same investment objective and substantially the same principal investment strategies as the Aviemore Fund. After the Reorganization, Stadion Money Management, LLC (“Stadion”), the current investment adviser for each of the series of the Stadion Trust (the “Stadion Funds”), will serve as investment adviser to the Stadion Fund, and Paul M. Frank, the portfolio manager for the Aviemore Fund since its inception in 2004, will continue to serve as a portfolio manager for the Stadion Fund as an employee of Stadion. He will be joined on a portfolio management team by two current portfolio managers of Stadion, Brad A. Thompson and William McGough, who will assist him in managing the Fund.  Please refer to the enclosed Proxy Statement/Prospectus for a description of the qualifications and business experience of Messrs. Frank, Thompson and McGough and a summary of the terms of Mr. Frank’s employment with Stadion.

Shareholder approval is needed to proceed with the Reorganization of the Aviemore Fund and a special meeting of shareholders of the Aviemore Fund will be held on March 29, 2013 to consider whether to approve the Plan and implement the Reorganization.

Question 2: What is the reason for the Reorganization?

Answer:   Aviemore Asset Management, LLC, the investment adviser to the Aviemore Fund (the “Adviser”), recently completed a strategic review of the management and operations of the Aviemore Fund and determined that it would be advisable to pursue the reorganization of the Aviemore Fund with another fund group. Following this strategic review process, the Adviser identified Stadion as an asset management firm that the Adviser believes can effectively manage the investments of the current shareholders of the Aviemore Fund following the completion of the proposed Reorganization of the Aviemore Fund into the Stadion Trust.  The Adviser determined that, because it believes that Stadion is focused on providing high quality investment management services to the Stadion Funds and also providing high quality customer service to their shareholders, Stadion is well suited to have the Stadion Trust acquire the assets of the Aviemore Fund.  The Adviser therefore made a recommendation to the Board of Trustees of Aviemore Trust to approve the Reorganization and, following careful analysis and consideration, the Board of Trustees of Aviemore Trust approved the Plan providing for the proposed Reorganization after concluding that the implementation of the Reorganization is advisable and in the best interest of the Aviemore Fund’s shareholders, as it will allow for, without limitation:

•	Operational and Marketing Efficiencies. Some of the operational efficiencies that are expected to benefit current the Aviemore Fund shareholders, both directly and indirectly, are as follows:

o
The Stadion Fund will have access to Stadion’s substantial management, research and compliance resources that likely would not otherwise be available to the Aviemore Fund or, if available, would be cost prohibitive.

o
As a part of the Stadion Trust, the Stadion Fund will likely benefit from the services provided by the many experienced, sophisticated service providers to the Stadion Trust that would not otherwise be available to the Aviemore Fund or, if available, would be cost prohibitive.

o
The costs of additional services (e.g., printing, technology, research, and more) may be lowered and/or the services will likely be made more efficient for the Stadion Fund as the Stadion Trust’s services are consolidated and included in group purchasing initiatives.

•	Greater Opportunities for Growth. Some of the growth opportunities that are expected to benefit current the Aviemore Fund shareholders, both directly and indirectly, are as follows:

o
The Stadion Fund is expected to benefit from inclusion in Stadion’s substantial marketing and distribution network, which currently includes selling agreements with major broker-dealers and a team of wholesale marketing representatives.  Stadion expects that these relationships will likely lead to asset growth and thus economies of scale for the Stadion Fund, which, as further described below, will benefit all shareholders.

o	Stadion is committed to increasing marketing for the Stadion Fund above the Aviemore Fund’s current levels.

o
Being a part of the Stadion Trust will allow the Stadion Fund to participate in the benefits of the “Stadion” brand, and permit Stadion to promote and market the Stadion Fund in connection with its comprehensive and unified family of Stadion Funds.

o	The Stadion Fund is expected to benefit from inclusion in Stadion’s consolidated shareholder communications that are expected to promote investments in the Stadion Fund by current Stadion investors.

•	Operational Continuity. Some of the factors resulting in operational continuity following the Reorganization include:

o
Shareholders of the Aviemore Fund will have the ability to continue their investment in a registered mutual fund with the same investment objective and a substantially similar strategy as the current the Aviemore Fund.

o
Paul M. Frank, the portfolio manager for the Aviemore Fund since its inception in 2004, will continue to serve as a portfolio manager for the Stadion Fund as an employee of Stadion.  He will be joined on a portfolio management team by two current portfolio managers of Stadion, Brad A. Thompson and William McGough, who will assist him in managing the Fund.

•
Experience Managing ETF Funds.  Stadion and its portfolio management team have extensive experience managing registered investment companies with strategies that principally invest in ETFs.  Additionally, Paul M. Frank will be joining Stadion after the Reorganization as noted above.

•
Exchange Rights for a Comprehensive Array of Stadion Funds. Shareholders of each of the funds of the Stadion Trust, including the Stadion Fund, will have the ability to exchange shares of one series for any other series of the Stadion Trust without incurring brokerage, CDSC or other fees.

Question 3: How will the Aviemore Fund and its shareholders be affected by the Reorganization?

Answer: As a result of the Reorganization, the Aviemore Fund will be reorganized into the Stadion Fund.  The Stadion Fund has the same investment objective and substantially the same principal investment strategies as the Aviemore Fund.  Also, there should be significant continuity in the operations of the Stadion Fund after the Reorganization, because Paul M. Frank will continue to serve as a portfolio manager for the Stadion Fund as an employee of Stadion.  He will be joined on a portfolio management team by two additional portfolio managers, Brad A. Thompson and William McGough, who will assist him in managing the Fund.  Please refer to the enclosed Proxy Statement/Prospectus for a description of the qualifications and business experience of Messrs. Frank, Thompson and McGough and a summary of the terms of Mr. Frank’s employment with Stadion.

Stadion will serve as investment adviser to the Stadion Fund.  The expenses for the Stadion Fund will be substantially the same or less than the expenses for the Aviemore Fund, because Stadion has entered into an Expense Limitation Agreement on behalf of the Stadion Fund, under which Stadion has agreed to waive or reduce its fees and to assume other expenses of the Stadion Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.70% of the new Stadion Fund’s average daily net assets until June 30, 2014.  As a result, the New Stadion’s Fund’s “Net Annual Fund Operating Expenses” (excluding 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) will be limited, until at least June 30, 2014, to 1.70% of average daily net assets allocable to Class I shares.  Any waiver or reduction of fees or expenses by Stadion under the Expense Limitation Agreement is subject to repayment by the Stadion Fund within the three fiscal years following the year in which such waiver or reduction occurred, if the Stadion Fund is able to make the payment without exceeding the 1.70% expense limitation.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board.

The Stadion Fund will be serviced by the service providers to the Stadion Trust, who differ from the current service providers to the Aviemore Fund and the Aviemore Trust.  Please refer to the enclosed Proxy Statement/Prospectus for a description of the service providers to the Stadion Trust.

Question 4: How will the Reorganization work?

Answer: Pursuant to the Plan, the Aviemore Fund will transfer all of its assets and liabilities to the Stadion Fund in exchange for Class I shares of the Stadion Fund, which will be distributed pro rata by the Aviemore Fund to its shareholders, after which the Aviemore Fund will be terminated as a series of the Trust and the Trust will be dissolved and liquidated.  Shareholders of the Aviemore Fund will thus effectively be converted into Class I Shareholders of the Stadion Fund, and will hold Class I shares of the Stadion Fund with the same net asset value as the shares of the Aviemore Fund that they held prior to the Reorganization.

If the Plan is carried out as proposed, we do not expect the transaction will have any adverse federal or state tax consequences to the Aviemore Fund or their shareholders. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganization.

 Question 5: What will happen if the Reorganization is not approved?

Answer: If the shareholders of the Aviemore Fund do not approve the Reorganization, then the Aviemore Fund will continue to operate and the Board of Trustees may take any further action it deems to be in the best interest of the Aviemore Fund and its shareholders, including terminating the Aviemore Fund.

Question 6: Why do I need to vote?

Answer: Your vote is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If too few shareholders vote, the Aviemore Fund may not receive enough votes to go forward with the special meeting. Your immediate response (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling a toll-free telephone number, or (3) via the Internet will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate and vote as soon as possible to avoid any delay in the proposed Reorganization. If necessary, we may ask our shareholders to vote on the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Reorganization for one or more Funds. The Board of Trustees of the Aviemore Trust also recommends that you vote FOR adjournment, should an adjournment become necessary.

Question 7: How does the Board recommend that I vote?

Answer: After careful consideration, the Board of Trustees of the Aviemore Trust voted unanimously to recommend that you vote FOR the Plan.

Question 8: Who is paying for expenses related to the Reorganization?

Answer: Stadion will pay all of the expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.  Stadion expects the expenses of the Reorganization to be approximately $110,000.

Question 9: How do I vote?

Answer: You can vote in one of the following four ways:
(1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope;
(2) by calling the toll-free telephone number 1-800-358-3179;
(3) via the Internet at www.proxyonline.com; or
(4) in person at the shareholder meeting

Where or not you plan to attend the meeting, your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of the Aviemore Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed above. If you have any questions regarding the proposed Reorganization to be voted on, please do not hesitate to call 1-800-239-9136.

Question 10: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call 1-800-239-9136 during normal business hours between 8:00 a.m. and 5:00 p.m. Eastern time.

Aviemore Funds
20 Phelps Road
Old Chatham, NY 12136

Stadion Investment Trust
1061 Cliff Dawson Road
Watkinsville, Georgia, 30677

PROXY STATEMENT AND PROSPECTUS DATED FEBRUARY 19, 2013

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Aviemore Funds, an open end management company organized as an Ohio business trust (the “Aviemore Trust”), on behalf of the ETF Market Opportunity Fund, a series of the Aviemore Trust (“the Aviemore Fund”) for use at a special meeting of shareholders of the Aviemore Fund to be held on March 29, 2013 at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on March 29, 2013, at 11:00 a.m. local time. At the special meeting, shareholders of the Aviemore Fund will meet to consider the following proposals:

1.
A proposal to approve the reorganization of the Aviemore Fund into the “Stadion Fund” (such transactions, collectively the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan”). A copy of the Plan is attached hereto as Exhibit A. Pursuant to the Plan, all of the assets of the Aviemore Fund will be transferred to a new series (the “Stadion Fund”) of the Stadion Investment Trust, an open end management company organized as a Delaware statutory trust (the “Stadion Trust”), created to carry out the reorganizations in exchange for full and fractional Class I shares of the Stadion Fund, with the Stadion Fund assuming the liabilities of the Aviemore Fund. The Class I shares of the Stadion Fund received by the Aviemore Fund will be distributed pro rata to the Aviemore Fund’s shareholders, after which the Aviemore Fund will be terminated as a series of the Trust and the Trust will be dissolved and liquidated. The Stadion Fund has the same investment objective and substantially the same principal investment strategies as the Aviemore Fund.

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan for the Aviemore Fund.

3.	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Aviemore Fund at ETF Market Opportunity Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed voting instructions.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be a part of this Proxy Statement/Prospectus: prospectus of the Aviemore Fund, dated August 31, 2012, as supplemented to date; statement of additional information of the Aviemore Fund, dated August 31, 2012; Annual Report to Shareholders for the Aviemore Fund for the fiscal year ended April 30, 2012, containing audited financial statements; and Semi-Annual Report to Shareholders for the Aviemore Fund for the six months ended October 31, 2012.  Copies of the Aviemore Fund’s documents are available upon request and without charge by writing to the Aviemore Fund at 20 Phelps Road, Old Chatham, NY 12136 or by calling 1-800-239-9136. Copies of the documents for the Stadion Fund are available upon request and without charge by writing to Stadion Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-866-383-7636.

The Annual Report to Shareholders for the Aviemore Fund for the fiscal year ended April 30, 2012, containing audited financial statements, and the Semi-Annual Report to Shareholders for the Aviemore Fund for the six months ended October 31, 2012 have been previously mailed to shareholders of the Aviemore Fund. Copies are available by writing or calling the Aviemore Fund at the address or telephone number listed above.  The principal offices of the Aviemore Trust and the Stadion Trust are identified at the top of the page.  This Proxy Statement and Prospectus will be first sent to shareholders on or about February 19, 2013.

This Proxy Statement/Prospectus includes information about the Stadion Fund that you should know before considering the Plan and resulting Reorganization and it should be retained for future reference. Additional information contained in the statement of additional information of the Stadion Fund relating to this Proxy Statement/Prospectus (“SAI”), as required by the SEC, is on file with the SEC. The SAI is available without charge, upon request by calling the toll free number set forth above for the Aviemore Fund or by writing to the Aviemore Fund at the address set forth above. The SAI, dated February 19, 2013, is incorporated by reference into this Proxy Statement/Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganizations described in the Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganizations under the Proxy Statement/Prospectus or determined if the Proxy Statement/Prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

PROXY STATEMENT/ PROSPECTUS TABLE OF CONTENTS

EXHIBIT A	A-1

EXHIBIT B	B-1

EXHIBIT C	C-1

I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Agreement and Plan of Reorganization (the “Plan”, and the transactions contemplated in the Plan, collectively the “Reorganization”). This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein as well as in the prospectus of ETF Market Opportunity Fund (“the Aviemore Fund”), a series of the Aviemore Funds (“Aviemore Trust”), dated August 31, 2012, as supplemented to date, which includes information about the Aviemore Fund, and in the Plan attached hereto as Exhibit A. Shareholders should read the entire Proxy Statement/Prospectus carefully.

B.	Reasons for the Reorganization and Board Deliberations

In 2012, Aviemore Asset Management, LLC, the investment adviser to the Aviemore Fund (the “Adviser”), conducted a strategic review of the management and operations of the Aviemore Fund and determined that it would be advisable to pursue the reorganization of the Aviemore Fund with another fund group. Following this strategic review process, the Adviser identified Stadion Money Management, LLC (“Stadion”) as an asset management firm that it believes could effectively manage the investments of the Aviemore Fund following a reorganization of the Aviemore Fund into a new fund series in the Stadion Investment Trust (the “Stadion Trust”).  The Stadion Investment Trust is a Delaware statutory trust and currently has five series registered with the Securities and Exchange Commission (the “SEC”) (collectively, all such series of the Stadion Trust are referred to as the “Stadion Funds”).  Stadion serves as the investment adviser to the Stadion Funds.  The Adviser determined that because it believes that Stadion is focused on providing high quality investment management services to the Stadion Funds and also providing high quality customer service to their shareholders, Stadion is well suited to have the Stadion Trust acquire the assets of the Aviemore Fund.

A proposed Reorganization was presented to the Board of Trustees of the for consideration at meetings held on December 5, 2012 and January 17, 2013. At these meetings, representatives of the Adviser and Stadion provided, and the Board reviewed, with the assistance of Aviemore Trust’s counsel, detailed information about the proposed Reorganization in response to the Board’s request for information regarding the Adviser’s and Stadion’s plans with respect to a proposed new series of the Stadion Trust (the “Stadion Fund”) and the Reorganization, including a confidential memorandum and presentation provided by Judson P. Doherty, CFA, the President of both the Stadion Trust and Stadion, outlining the general terms of the Reorganization.  The Board also reviewed information certain regarding Stadion including: (i) Stadion’s financial statements, dated December 31, 2011, (ii) a summary of Stadion’s compliance policies and procedures, (iii) a copy of a letter from the SEC to Stadion reflecting the results of its most recent on-site SEC examination, (iv) Stadion’s Form ADV Parts 2A and 2B, and (v) other information regarding the organization and operational structure of Stadion and the Station Trust.  The Board also discussed with Mr. Paul M. Frank, President of the Adviser, his view that the proposed Reorganization would relieve him of some of the administrative burdens of running his own advisory firm and allow him to instead focus his attention on portfolio management functions to the benefit of the Aviemore Fund’s shareholders.  The Board further discussed with Mr. Frank that Stadion and the Stadion Trust would bring to the Aviemore Fund’s shareholders a wealth of resources that would be prohibitively expensive for the Adviser to provide.  For the reasons discussed below, the Board of Trustees, including a majority of the Trustees who are not “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Aviemore Trust, determined that the Reorganization is in the best interests of the Aviemore Fund and their shareholders and that the interests of the Aviemore Fund's shareholders would not be diluted as a result of the Reorganization, and the Board unanimously voted to approve the Reorganization and to present it to shareholders for approval.

The action of the Board of Trustees of Aviemore Trust to recommend the proposed Reorganization included consideration of a number of factors in connection with this decision, including, without limitation, that (i) after the Reorganization, the Aviemore Fund shareholders would continue to be invested in a substantially similar investment product, providing a significant measure of economic continuity; (ii) the Aviemore Fund and the Stadion Fund have the same investment objectives and substantially similar principal investment strategies; (iii) shareholders will continue to benefit from the portfolio management services of Mr. Frank, the Aviemore Fund's portfolio manager, who will serve as a portfolio manager of the Stadion Fund, and that Mr. Frank will be joined on a portfolio management team by two additional portfolio managers, Brad A. Thompson and William McGough, who will assist Mr. Frank in managing the Fund; (iv) shareholders will experience a reduction in expenses because Stadion will enter into an expense limitation agreement with the Stadion Fund through at least June 30, 2014, that will limit Stadion Fund expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to 1.70%; (vi) there exists the potential for even lower Stadion Fund expenses should the Stadion Fund experience significant asset growth and economies of scale in its operations; (vii) Stadion has significant financial resources to assure continued services to the proposed Stadion Fund and to meet its obligations under the expense limitation agreement; (viii) the Aviemore Fund shareholders would not bear any of the direct costs associated with the Reorganization because such costs will be borne by Stadion; (ix) the Reorganization is not expected to have any negative tax consequences for the Aviemore Fund shareholders, because it is expected to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and therefore shareholders will not recognize gain or loss for federal income tax purposes on the exchange of shares of the Aviemore Fund for corresponding shares of the Stadion Fund; (x) the significant experience of the Stadion Trust Board of Trustees and of the Stadion Fund's service providers, the potential benefits of operational and marketing efficiencies, retention of the Aviemore Fund's performance history, access to Stadion's substantial management, research, and compliance resources that likely would not otherwise be available to the Aviemore Fund, or, if available, would be cost prohibitive; (xi) the Stadion Fund is expected to benefit from inclusion in the Stadion Trust's substantial marketing and distribution network, which currently includes selling agreements with major broker-dealers and a team of wholesale marketing representatives; and (xii) that the Stadion Fund will likely experience asset growth and the potential for operational efficiency and economies of scale.

The Board of Trustees of the Aviemore Trust has approved the Plan and resulting Reorganization, and recommends that you vote “FOR” the Plan and Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about April 1, 2013, or such other date as is agreed to by the parties, provided that the Stadion Fund has obtained prior to that time an opinion of Kilpatrick Townsend & Stockton LLP, legal counsel to the Stadion Fund for purposes of the Reorganization, concerning the tax consequences of the Reorganization as set forth in the Plan. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Aviemore Fund, at any time prior to the closing, (i) by the Aviemore Fund if any conditions precedent to the obligations of the Aviemore Fund have not been fulfilled or waived; (ii) by the Stadion Trust if any conditions precedent to the obligations of the Stadion Trust have not been fulfilled or waived; or (iii) by mutual consent of the parties.

Stadion will pay all of the expenses related to the Reorganization. Stadion expects the expenses of the Reorganization to be approximately $110,000.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses, other expenses of holding the special meeting and expenses incurred in connection with the dissolution and liquidation of the Aviemore Fund and the Trust following the Reorganization. In addition to solicitations by mail, certain officers and agents of the Aviemore Fund also may solicit proxies, without special compensation, by telephone or via the Internet. If shareholders holding a sufficient number of shares of the Aviemore Fund do not approve the Plan and resulting Reorganization, then the Aviemore Fund will continue to operate and the Board of Trustees of Aviemore Trust may take any further action as it deems to be in the best interests of the Aviemore Fund and its shareholders; subject, however, to approval by the shareholders of the Aviemore Fund if required by applicable law.

C.	The Proposed Plan and Resulting Reorganization

If the Aviemore Fund’s shareholders approve the Plan and the Reorganization takes place, then:

•	the Stadion Fund will acquire substantially all of the assets and assume the liabilities of the Aviemore Fund;
•	the Stadion Fund will issue Class I shares to the Aviemore Fund, which will distribute those shares pro rata to its shareholders;
•	shareholders of the Aviemore Fund will become shareholders of The Stadion Fund;
•
Shares of the Stadion Fund received by shareholders of the Aviemore Fund will have the same aggregate net asset value as the shares of the Aviemore Fund held immediately prior to the Reorganization; and

•	The Aviemore Fund will be terminated as a series of the Trust and the Trust will be dissolved and liquidated.

No sales charges will be imposed on the shares of the Stadion Fund issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, for federal income tax purposes, shareholders should not recognize any gain or loss on the Aviemore Fund shares as a result of the Reorganization.

D.	Comparison of the Aviemore Fund and the Stadion Fund

1.	Investment Objectives and Principal Investment Policies

The investment objective of both the Aviemore Fund and the Stadion Fund is to seek capital appreciation. Both the Aviemore Fund and the Stadion Fund (collectively referred to as the “Funds”) seek to achieve their investment objective, under normal circumstances, by investing least 80% of their respective total assets in exchange traded funds (“ETFs”), which are funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index or sector of an index.  Both Funds retain the flexibility to allocate assets among equity and fixed income-focused indexes and sectors based on similar criteria, and may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions.  Both Funds may make investments without regard to market capitalization. Both Funds’ investment strategy may include both growth and value style investing. Both Funds may invest in ETFs that hold foreign securities and American Depository Receipts ("ADRs"). Both Funds may engage in short-term trading.  Although the Aviemore Fund indicates it is a non-diversified portfolio, it has actually been diversified since 2004.  The Stadion Fund will be a diversified portfolio.  Also, each Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

Stadion expects that, while the Stadion Fund will have substantially similar principal investment strategies to the Aviemore Fund and the Stadion Fund will be a substantially similar investment product to the Aviemore Fund, there will be some differences in the manner and nature of the implementation of the Stadion Fund’s investment strategy as compared to the Aviemore Fund.  The most significant difference will be that the Stadion Fund, following the Reorganization, will have a portfolio management team consisting of Paul M. Frank, Brad A. Thompson and William McGough, whereas Mr. Frank is the sole portfolio manager of the Aviemore Fund.  The portfolio management team of the Stadion Fund will make investment decisions collectively, and therefore Mr. Frank will not have sole investment decision-making authority with respect to the Stadion Fund like he has with respect to the Aviemore Fund.  Further, Stadion expects that the implementation of the Stadion Fund’s investment strategy will differ from that of the Aviemore Fund to the extent that the portfolio management team of the Stadion Fund takes advantage of the additional research and other resources to which Stadion has access.

2.	Investment Advisory Services

The Adviser, Aviemore Asset Management, LLC, is currently the investment adviser of the Aviemore Fund and has responsibility for the management of the Aviemore Fund’s affairs.  The address of the Adviser is 20 Phelps Road, Old Chatham, NY 12136.  Paul M. Frank is the majority shareholder of the Adviser and is considered to control the Adviser for purposes of the 1940 Act.  Paul M. Frank is President, Treasurer, Trustee and CCO of the Aviemore Trust and is an affiliate of Aviemore Trust and the Adviser.

The Stadion Fund’s investment advisor will be Stadion Money Management LLC, a limited liability company organized in Delaware and based in Watkinsville, GA.  Stadion has been in operations since 1991 and is a registered investment adviser with the SEC.  Stadion is controlled by certain investment funds controlled by TA Associates and/or its affiliates.  The principal executive officers are Tim Chapman, CEO, Judson Doherty, President, Michael Chlan, Chief Operating Officer and Chief Technology Officer, Brad Thompson, Chief Investment Officer, Michael Isaac, Chief Compliance Officer and Duane Bernt, Chief Financial Officer.

Stadion offers portfolio management for individuals and/or small businesses, portfolio management for investment companies, and portfolio management for businesses or institutional clients.  Stadion also serves as the investment adviser to the Stadion Managed Portfolio, the Stadion Core Advantage Portfolio, the Stadion Olympus Fund, the Stadion Trilogy Fund and the Stadion Tactical Income Fund (the “Stadion Funds”), each an open end management investment company registered with the SEC.

3.	Distribution Services

Rafferty Capital Markets, LLC (“RCM”) currently serves as the Aviemore Fund’s agent to be the principal underwriter in connection with the offer and sale of the Aviemore Fund’s shares. RCM also reviews and files all proposed advertisements and sales literature with appropriate regulators. Compensation for the services performed by RCM is paid by the Adviser from its own resources, not the Aviemore Fund.

ALPS Distributors, Inc. (the “Distributor”) will be the Stadion Fund’s principal underwriter and serve as the exclusive agent for the distribution of the Stadion Fund’s shares. The Distributor may sell the Stadion Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

4.	Purchase and Redemption Procedures

The Aviemore Fund and the Stadion Fund have substantially similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both the Aviemore Fund and the Stadion Fund are made at the net asset value per share next determined after receipt of the complete and accurate purchase or redemption order by the respective fund’s transfer agent.

The minimum initial investment for the Aviemore Fund is $5,000 for a regular account and $1,000 for an automatic investment plan or IRA account.  The minimum initial investment for Class I shares of the Stadion Fund is $500,000; however this requirement is being waived for investors receiving shares of the Stadion Fund in the Reorganization.

The Aviemore Fund and the Stadion Fund each offer a systematic investment plan or automatic investment plan, whereby an existing shareholder may authorize the Aviemore Fund or the Stadion Fund, as applicable, to withdraw from his, her or its personal bank account each month an amount that such shareholder wishes to invest.

5.	Exchange Procedures

The Aviemore Fund is the only series of the Aviemore Trust and therefore the Aviemore Fund shareholders have no exchange rights with respect to any other fund.

Shares of the Stadion Fund may be exchanged at net asset value (“NAV”) for shares of the same class of shares of any of the Stadion Funds on any day that the Stadion Trust and the New York Stock Exchange (“NYSE”) are open for business.  The shareholder must meet the minimum investment requirements for the Stadion Fund into which the shareholder is exchanging. The exchange of shares of one Stadion Fund for shares of another Stadion Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

E.	Federal Tax Consequences of the Proposed Reorganization

The Aviemore Fund will have received on the closing date an opinion of Kilpatrick Townsend & Stockton LLP, legal counsel to the Stadion Fund for purposes of the Reorganization, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is anticipated that no gain or loss will be recognized by the Aviemore Fund upon the transfer of assets solely in exchange for shares of the Stadion Fund and its assumption of liabilities, if any, or by shareholders of the Aviemore Fund upon their receipt of shares of the Stadion Fund. The tax basis for the shares of the Stadion Fund received by shareholders should be the same as their tax basis for the shares of the Aviemore Fund to be constructively surrendered in exchange therefore. In addition, the holding period of the shares of the Stadion Fund to be received in connection with the Reorganization should include the period during which the shares of the Aviemore Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.

II.	PRINCIPAL RISK FACTORS

Risks Related to the Reorganization.

Because Paul M. Frank will receive certain compensation from Stadion following the Reorganization, as described below under “Investment Adviser and Portfolio Manager - Portfolio Management Team”, Mr. Frank has a conflict of interests in recommending to the Board of Trustees of the Aviemore Trust that they approve the Reorganization. For additional information regarding the compensation package being offered to Mr. Frank by Stadion, see “Information about the Aviemore Fund and the Stadion Fund – Investment Adviser and Portfolio Manager”, below.

The Aviemore Fund and the Stadion Fund

The following table compares the principal risks of investing in the Aviemore Fund and the Stadion Fund.

the Aviemore Fund	The Stadion Fund

Risks in General

Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the EFTOX investments. There is risk that these and other factors may adversely affect the Aviemore Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Aviemore Fund.  An investment in the Aviemore Fund may not be appropriate for all investors and is not intended to be a complete investment program.  An investment in the Aviemore Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You could lose money by investing in the Aviemore Fund.

Market Risk

Market risk refers to the risk that the value of securities in the Stadion Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond Stadion’s control, including the quality of the Stadion Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Stadion Fund’s portfolio) may decline, regardless of their long-term prospects.   Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Risks of Investing in Equity Securities

The Aviemore Fund invests in ETFs that hold common stock, which subjects the Aviemore Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which the Aviemore Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.  Many factors affect the performance of each company in which ETFs invest, including the strength of the company’s management or the demand for its product or services.  You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services.  In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.  There are overall stock market risks may affect the value of the Aviemore Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Aviemore Fund’s investments may increase or decrease more than the stock markets in general.  Of course, the Aviemore Fund is subject to these same risks to the extent that it invests directly in common stocks.

Equity Securities Risk

The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Stadion’s control, including fluctuations in interest rates, the quality of the Stadion Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Stadion Fund’s portfolio) may decline, regardless of their long-term prospects.

Risks of Exchange Traded Funds

Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.  The Aviemore Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Aviemore Fund, many of which may be duplicative.  The Aviemore Fund also will incur brokerage costs when it purchases ETFs.  As a result, the cost of investing in the Aviemore Fund generally will be higher than the cost of investing directly in ETFs.

Risks Related to Investments in Exchange Traded Funds

Risks Related to “Fund of Funds” Structure.  Under the Investment Company Act of 1940 (the “1940 Act”), the Stadion Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Stadion Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Stadion Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Stadion Fund; and (ii) the ETF and the Stadion Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Stadion Fund from allocating its investments in the manner Stadion considers optimal, or cause Stadion to select an investment other than that which Stadion considers optimal.

Since the Stadion Fund is a “fund of funds,” your cost of investing in the Stadion Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Stadion Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Stadion Fund invests in addition to the Stadion Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price.  The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Stadion Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Stadion Fund’s NAV is reduced for undervalued ETFs it holds, and that the Stadion Fund receives less than NAV when selling an ETF).

Tracking Risk.  Investment in the Stadion Fund should be made with the understanding that the ETFs in which the Stadion Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Stadion Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance.

Risks of Investing in Fixed Income Securities

When the Aviemore Fund invests in ETFs that own fixed income securities, the value of your investment in the Aviemore Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).  These risks could affect the value of a particular investment by the Aviemore Fund, possibly causing the Aviemore Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, the Aviemore Fund may invest in ETFs that own what are sometimes referred to as “junk bonds”.  Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Fixed Income Risk

There are risks associated with the potential investment of the Stadion Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk among others. These risks could affect the value of investments of the Stadion Fund, possibly causing the Stadion Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Stadion Fund’s statement of additional information.

Credit Risk. The value of the Stadion Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

Interest Rate Risk. The value of the Stadion Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Stadion Fund’s fixed income investments can be expected to decline.

Maturity Risk. The value of the Stadion Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Prepayment Risk.  The debtor on any fixed income obligation may pay its obligation early, reducing the amount of interest payments.

Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

U.S. Government Securities Risk.  Government securities held by the Stadion Fund may not be backed by the “full faith and credit” of the U.S. Government and may be supported only by the credit of the issuer.  The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Stadion Fund or to the Stadion Fund’s shares.

Junk Bonds or High Yield Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities.  High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Stadion Fund’s net asset value. These risks can reduce the value of the Stadion Fund’s shares and the income it earns.

Mortgage-Related Securities Risk. Mortgage-related and other asset backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Stadion Fund to a lower rate of return upon reinvestment of principal.

Risks of Small and Medium Sized Companies

To the extent the Aviemore Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Aviemore Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.  The trading volume of securities of small and medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Small and Medium Capitalization Companies Risk

The Stadion Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Foreign Risk

To the extent the Aviemore Fund invests in foreign securities by investing in ETFs that hold foreign securities or by purchasing American Depository Receipts ("ADRs") directly, the Aviemore Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

Foreign Securities Risk

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Stadion Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Stadion Fund’s statement of additional information.

Portfolio Turnover Risk

The Aviemore Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  How long the Aviemore Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Aviemore Fund to incur higher brokerage costs, which may adversely affect the Aviemore Fund's performance, and may produce increased taxable distributions.  The distributions may be taxable as short-term capital gains which are taxed at ordinary income taxation rates rather than at the currently lower long-term capital gains taxation rates.  It is likely that all or most of the distributions will be short-term capital gains.

Risks Related to Portfolio Turnover

As a result of its trading strategies, the Stadion Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Stadion Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Stadion Fund realizes capital gains when portfolio investments are sold, the Stadion Fund must generally distribute those gains to shareholders, increasing the Stadion Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Risk of Non-Diversification

The prospectus for the Aviemore Fund contained the following risk factor, although, as discussed above, the Aviemore Fund has been diversified for some time: The Aviemore Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified.” Non-diversification increases the risk that the value of the Aviemore Fund could go down because of the poor performance of a single investment.
The Stadion Fund will be a diversified portfolio and thus non-diversification is not a risk of the Stadion Fund.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments.  If the adviser invests a significant portion of its assets in ETFs and stock in a particular sector, the Aviemore Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  The sectors in which the Aviemore Fund may be over-weighted will vary.

Sector/Focused Investment Risk

Another area of risk involves the potential focus of the Stadion Fund’s assets in securities of a particular sector or issuers having similar characteristics. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Stadion Fund invests more heavily in a particular sector or focuses its investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence affecting that sector than a fund that does not invest heavily in the sector.  The sectors in which the Stadion Fund may invest in more heavily will vary.

Management Risk The Adviser's strategy may fail to produce the intended results.
Management Style Risk

The share price of the Stadion Fund changes daily based on the performance of the securities in which it invests. The ability of the Stadion Fund to meet its investment objective is directly related to the ability of Stadion to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that Stadion’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Stadion Fund invests will be correct or produce the desired results. If Stadion fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Stadion Fund’s share price may be adversely affected.

Growth Risk

The Aviemore Fund may invest in companies that appear to be growth oriented. Growth companies are those that the adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the adviser's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Aviemore Fund's return.

Growth Investing Risk

The Stadion Fund may invest in companies that appear to be growth-oriented.  Growth companies are those that Stadion believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.  If Stadion’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Stadion Fund’s return.

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the adviser to be undervalued may actually be appropriately priced.

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by Stadion to be undervalued may not be.

Risks Related to Investments in Money Market Mutual Funds

Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Stadion Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.  When the Stadion Fund invest in money market funds and other Cash Positions, the Fund may not participate in stock market advances to the extent it would had it remained more fully invested in index-based mutual funds or other investment companies (collectively, “Index Investments”).

Large Capitalization Companies Risk

Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Commodity Risk

Investing in the commodities markets through commodity-linked ETFs and mutual funds will subject the Aviemore Fund to potentially greater volatility than traditional securities. The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Commodity Risk

Investing in commodities through commodity-linked ETFs and mutual funds may subject the Fund to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

III.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

For each of the Aviemore Fund and the Stadion Fund, you will pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on your investment. The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Aviemore Fund and the Stadion Fund.  Only pro forma information has been presented with respect to the Stadion Fund because the Stadion Fund will not commence operations until the Reorganization is completed.  The Reorganization itself will not cause a shareholder to directly pay any additional fees.

Shareholder Fees (fees paid directly from your investment)

	Aviemore Fund	Class I Shares Stadion Fund
Maximum Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

*	The Aviemore Fund assesses a Maintenance Fee for Tax-Deferred Accounts of $8.00

Shareholder Fees (fees paid directly from your investment)

	Class I Shares	Class I Shares Stadion Fund
Maximum Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Aviemore Fund	Class I Shares Stadion Fund
Management Fees(1)	1.75%	1.25%
Distribution 12b-1 Fees	None	None
Other Expenses	None	0.49%
Acquired Fund Fees and Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	1.92%	1.91%
Management Fee Waivers and Expense Reimbursements(2)	None	-0.04%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(2)	1.92%	1.87%

(1)        The Adviser pays all operating expenses of the Aviemore Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions, the fees of underlying funds, and extraordinary expenses. For its services, the Adviser receives an annual investment management fee of 1.75% of the Aviemore Fund's average daily net assets up to $100 million and 1.50% of such assets in excess of $100 million.

(2)        Stadion has entered into an Expense Limitation Agreement with the Stadion Fund under which it has agreed to waive Management Fees and to assume other expenses of the Stadion Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class I shares to not more than 1.70% of the average daily net assets allocable to Class I shares of the Stadion Fund. Any waiver or reduction of fees or expenses by Stadion under the Expense Limitation Agreement is subject to repayment by the Stadion Fund within the three fiscal years following the year in which such waiver or reduction occurred, if the Stadion Fund is able to make the payment without exceeding the 1.70% expense limitation.  The Expense Limitation Agreement is currently in effect until June 30, 2014. The Expense Limitation Agreement may be terminated by the board of trustees of the Stadion Trust or Stadion at the end of its then-current term upon not less than 90 days’ notice.

B.	Example

The example set forth below is intended to help you compare the cost of investing in the Aviemore Fund and the Stadion Fund with other mutual funds.

The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Aviemore Fund	$195	$603	$1,037	$2,243
Stadion Fund - Class I	$190	$596	$1,027	$2,226

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

A.	Summary of the Proposed Reorganization

Pursuant to the Plan, the Stadion Fund will acquire all of the assets, and assume the liabilities of the Aviemore Fund solely in exchange for that number of full and fractional shares of the Stadion Fund having an aggregate net asset value equal to the aggregate net asset value of the Aviemore Fund at the Effective Time (as defined in the Plan). Immediately thereafter, the Aviemore Fund will distribute such Stadion Fund shares to its shareholders by establishing accounts on the Stadion Fund’s share records in the names of those shareholders representing the respective pro rata number of Stadion Fund shares deliverable to them, in complete liquidation of the Aviemore Fund.

Until the Effective Time of the proposed Reorganization, shareholders of the Aviemore Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Aviemore Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after such closing date will be treated as requests received for the redemption or purchase of shares of the Stadion Fund received by the shareholder in connection with the Reorganization. After the proposed Reorganization is consummated, all of the issued and outstanding shares of the Aviemore Fund will be canceled on the books of the Aviemore Fund and the transfer books of the Aviemore Fund will be permanently closed. Certificates evidencing the Stadion Fund shares will not be issued to the Aviemore Fund’s shareholders.

The assets transferred by the Aviemore Fund to the Stadion Fund will include all investments held in the Aviemore Fund’s portfolio at the time of the Reorganization and all other assets of the Aviemore Fund as of such time. No sales charges will be imposed on the shares of the Stadion Fund issued in connection with the proposed Reorganization.

Since the shares of the Stadion Fund will be issued at net asset value in exchange for the net assets of the Aviemore Fund having a value equal to the aggregate net asset value of the shares of the Aviemore Fund as of the Effective Time, the net asset value per share of the Stadion Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of the net asset value of the Aviemore Fund or the Stadion Fund immediately following consummation of the Reorganization, and each shareholder of the Aviemore Fund will receive the same number of shares of the Stadion Fund, with the same total dollar value, as he or she held of the Aviemore Fund immediately prior to the Reorganization.

If the shareholders of the Aviemore Fund approve the Reorganization at the special meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is expected that the Reorganization will take place on or about April 1, 2013, or such other date as is agreed to by the parties. If the Aviemore Fund does not receive the required number of votes to approve the Reorganization, the Stadion Fund will continue to operate and the Board of Trustees of Aviemore Trust may take any further action it deems to be in the best interest of the Aviemore Fund and its shareholders, subject to approval by the Aviemore Fund’s shareholders if required by applicable law.

B.	Terms of the Plan

The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

Valuation. The assets of the Aviemore Fund will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the Aviemore Fund’s then current prospectus and statement of additional information at the Effective Time.

The net asset value of each share of the Stadion Fund will be the same as the net asset value per share of the Aviemore Fund immediately prior to the Reorganization.

Issuance and Distribution of the Stadion Fund Shares. At the Effective Time, the Stadion Fund will deliver to the Aviemore Fund a number of full and fractional shares of the Stadion Fund equal to the number of full and fractional Old Fund Shares then outstanding as of the Effective Time.  The Aviemore Fund will then distribute the shares of the Stadion Fund received pro rata to its shareholders of record as of the Effective Time in exchange for such shareholders’ proportional interests in the Aviemore Fund. The Stadion Fund shares received by a the Aviemore Fund’s shareholder will have the same aggregate net asset value as such shareholder’s interest in the Aviemore Fund as of the Effective Time.

Expenses. Stadion and/or the Stadion Trust will pay all of the customary expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses, other expenses of holding the special meeting and expenses incurred in connection with the dissolution and liquidation of the Aviemore Fund and the Trust following the Reorganization.

Required Approvals. The Plan can be approved only by the affirmative “vote of a majority of the outstanding voting securities” of the Aviemore Fund, as such phrase is defined in the 1940 Act.  Assuming a quorum is present at the meeting, the “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

Amendments and Conditions. Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by Fund shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.  The obligations of the Aviemore Fund and the Stadion Trust pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganization by the Aviemore Fund’s shareholders, the receipt of a legal opinion as to tax matters and the confirmation by the Aviemore Fund and the Stadion Trust of the continuing accuracy of their respective representations and warranties contained in the Plan.

Termination. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Aviemore Fund, at any time prior to the Closing (as defined in the Plan), (i) by the Aviemore Trust, if any conditions precedent to the obligations of the Aviemore Fund have not been fulfilled or waived; (ii) by the Stadion Trust, if any conditions precedent to the obligations of the Stadion Trust have not been fulfilled or waived; or (iii) by mutual consent of the Aviemore Trust and the Stadion Trust.

Insurance. Stadion has agreed to provide the Board of Aviemore Trust with tail insurance in connection with the Reorganization, for a three year period following the Closing (as defined in the Plan), and the Stadion Fund has agreed to indemnify the members of that Board to the extent that they would have been subject to indemnification under the Aviemore Fund’s Declaration of Trust with respect to any matters relating to the Aviemore Fund.

Indemnification. The Stadion Trust has agreed to indemnify the Aviemore Trust and their trustees and officers from all liabilities that may arise in connection with, or as a result of, any breach of representation or warranty made by the Stadion Trust.

C.	Description of the Stadion Fund Shares

The Stadion Fund shares issued to the Aviemore Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Stadion Fund shares will be sold and redeemed based upon the net asset value of the Stadion Fund next determined after receipt of the purchase or redemption request, as described in the Stadion Fund’s prospectus.

D.	Reasons for the Reorganization Considered by the Board

The Board of Trustees of the Aviemore Trust, including a majority of the independent trustees, has determined that the interests of the Aviemore Fund’s shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Aviemore Fund’s shareholders.

The reasons that the Reorganization is proposed by both the Adviser and Stadion are described above under “Synopsis - Reasons for the Reorganization/Board Deliberations.”

If the Plan is not approved by the Aviemore Fund’s shareholders, then the Aviemore Fund will continue to operate and the Board may take any further action it deems to be in the best interest of the Aviemore Fund and its shareholders; subject, however, to approval by the Aviemore Fund’s shareholders if required by applicable law.

E.	Federal Income Tax Consequences

As a condition of the Reorganization, the Aviemore Fund and the Stadion Trust will have received an opinion of Kilpatrick Townsend & Stockton LLP, legal counsel to the Stadion Trust and the Stadion Fund, to the effect that, for federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Aviemore Fund and the Stadion Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Stadion Fund upon its receipt of the Aviemore Fund’s assets in exchange for Stadion Fund shares and the assumption by the Stadion Fund of the liabilities of the Aviemore Fund pursuant to the Plan; (iii) the tax basis of the Aviemore Fund’s assets transferred by the Aviemore Fund to the Stadion Fund in the Reorganization will be the same as the basis of such assets in the hands of the Aviemore Fund immediately prior to the transfer, and the holding periods of the Aviemore Fund’s assets in the hands of the Stadion Fund will include the periods during which such assets were held by the Aviemore Fund; (iv) no gain or loss will be recognized by the Aviemore Fund upon the transfer of its assets to the Stadion Fund in exchange for the Stadion Fund shares and the assumption by the Stadion Fund of the liabilities of the Aviemore Fund, or upon the distribution of the Stadion Fund shares by the Aviemore Fund to its shareholders in complete liquidation of the Aviemore Fund; (v) no gain or loss will be recognized by the Aviemore Fund’s shareholders upon the receipt of Stadion Fund shares of the Stadion Fund in complete liquidation of such the Aviemore Fund; (vi) the aggregate tax basis of the Stadion Fund shares received by a shareholder of the Aviemore Fund in connection with the Reorganization will be the same as the aggregate tax basis of such shareholder’s the Aviemore Fund shares immediately before the Reorganization, and the holding period of the Stadion Fund shares will include the period during which such shareholder held the Aviemore Fund shares (provided the shareholder held the Aviemore Fund shares as capital assets); (vii) the Stadion Fund will succeed to and take into account the items of the Aviemore Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; and (viii) the taxable year of the Aviemore Fund will not end as a result of the Reorganization, and the part of the taxable year of the Aviemore Fund before the Reorganization and the part of the taxable year of The Stadion Fund after the Reorganization will constitute a single taxable year of the Stadion Fund.

Although the Aviemore Fund is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for its shareholders. Additionally, the Stadion Trust and the Aviemore Fund have not sought, and will not seek, a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization. The opinion of Kilpatrick Townsend & Stockton LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

The Aviemore Fund may have capital loss carryforward positions, which may be used to offset capital gains generated by the Aviemore Fund. After the Reorganization, these losses will be available to the Stadion Fund to offset its capital gains, although the amount of offsetting losses in any given year will be limited. As a result of this limitation, it is possible that the Stadion Fund may not be able to use these losses as rapidly as the Aviemore Fund might have, and part of these losses may not be useable at all. The ability of the Stadion Fund to utilize the Aviemore Fund’s accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.

F.	Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Aviemore Fund versus the rights of shareholders of the Stadion Fund.

Governing Law. The Aviemore Fund is organized as a series of the Aviemore Trust. The Stadion Fund is organized as a separate series of the Stadion Trust. The Aviemore Trust is organized as an Ohio business trust, while the Stadion Trust is organized as a Delaware statutory trust.  The Aviemore Fund and the Stadion Fund are authorized to issue an unlimited number of shares of beneficial interest. The operations of the Aviemore Fund and the Stadion Fund are governed by their respective trust instrument, by-laws, and applicable state law.

Shareholder Meetings. Neither Ohio nor Delaware law requires the Aviemore Trust or the Stadion Trust, respectively, to hold annual meetings of shareholders, and generally, the Aviemore Trust and Stadion Trust will hold shareholder meetings only when specifically required by federal or state law or their respective governing documents.  Under the governing documents for the Aviemore Trust, a special meeting of the shareholders may be called by shareholders holding not less than 25% of the then outstanding shares of the Aviemore Trust, and shareholders must be given not less than 7 days’ notice of any shareholder meeting.  Under the governing documents for the Stadion Trust, a special meeting of the shareholders may be called by shareholders holding not less than 20% of the then outstanding shares of the Stadion Trust, and shareholders must be given not less than 10 but not more than 90 days’ notice of any shareholder meeting. Both the Aviemore Trust and the Stadion Trust require a quorum of greater than a majority of outstanding shares. As a result of the differences discussed in this section, shareholders under the Stadion Trust are able to call a shareholder meeting with fewer votes than those required with respect to the Aviemore Trust.

Shareholder Liability. Under both Delaware and Ohio law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations.  The governing documents for the Aviemore Trust provide that any shareholder or former shareholder of the Aviemore Trust shall not be held to be personally liable for any obligation or liability of the Aviemore Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, and the Aviemore Trust is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Aviemore Trust and not because of his or her acts or omissions. The Stadion Trust does not contain such a provision.  Both the Aviemore Trust and the Stadion Trust are required to indemnify their respective trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.  As a result of the differences discussed in this section, shareholders of the Aviemore Fund are entitled to additional indemnification rights from the Aviemore Trust as compared to shareholders of the Stadion Fund.

Series Liability.  Under Ohio law, the liabilities of an Ohio business trust shall extend to the whole of the trust estate held by such trustee or trustees.  Under Delaware law, if the governing instrument of a Delaware statutory trust which is a registered investment company under the 1940 Act creates one (1) or more series, and if separate and distinct records are maintained for any such series and the assets associated with any such series are held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the statutory trust, or any other series thereof, and if the governing instrument so provides, and notice of the limitation on liabilities of a series as referenced in this sentence is set forth in the certificate of trust of the statutory trust, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the statutory trust generally or any other series thereof, and, unless otherwise provided in the governing instrument, none of the debts, liabilities, obligations and expenses incurred, contracted for otherwise existing with respect to the statutory trust generally or any other series thereof shall be enforceable against the assets of such series.  As a result of the differences discussed in this section, shareholders of the Stadion Fund may be more greatly protected against liability for the debts and obligations of other series of the Stadion Trust than shareholders of the Aviemore Fund may be against liabilities for debts and obligations of other series of the Aviemore Trust if the Aviemore Trust were to add additional series.

Board of Trustees. Each of the Aviemore Fund and the Stadion Fund is a series of a trust with a Board of Trustees. The composition of the Board of Trustees of the Aviemore Trust is different from that of Stadion Trust, both in terms of membership and size.

For more information, refer to the August 27, 2012 statement of additional information for the Aviemore Fund and the statement of additional information of Stadion Trust, dated October 1, 2012, amended December 30, 2012, which are incorporated by reference into this Proxy Statement/Prospectus.

G.	Capitalization

The capitalization of the Aviemore Fund as of February 1, 2013 and the Stadion Fund’s pro forma combined capitalization after giving effect to the proposed Reorganization are as follows:

	Aviemore Fund	New Stadion Fund*	Pro Forma Combined
Class I
Aggregate Net Assets	$23,323,359.99	$0	$23,323,359.99
Shares Outstanding	2,397,289.387	0	2,397,289.387
Net Asset Value Per Share	$9.73	$0	$9.73

*	Prior to the proposed Reorganization, the Stadion Fund is not expected to have any assets.

V.	INFORMATION ABOUT THE AVIEMORE FUND AND THE NEW STADION FUND

A.	Investment Objective and Investment Strategies

Aviemore Fund

See the discussion under “Comparison of the Aviemore Fund and the Stadion Fund - Investment Objectives and Principal Investment Policies.” See also the discussion of the Aviemore Fund’ investment objectives and investment strategies in the prospectus of the Aviemore Fund, dated August 31, 2012.

Stadion Fund

The investment objective of the Stadion Fund is capital appreciation. The Stadion Fund’s investment objective may be changed by the Board of Trustees of Stadion Trust without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

To achieve its investment objective, the Stadion Fund invests primarily in indexed investments that Stadion believes have the potential for capital appreciation.  Indexed investments include exchange-traded funds or ETFs (funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index or sector of an index), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index-or sector-based groups of related securities) and index-based mutual funds or other investment companies (collectively, “Indexed Investments”). The Stadion Fund invests in Indexed Investments that have portfolios comprised of, or track indices related to, equity securities, fixed income securities, and commodities.  The Stadion Fund's investment strategy includes both growth and value style investing.

In allocating the Stadion Fund’s assets, Stadion uses a proprietary quantitative research process to determine current risk in the broad market equity markets.  Stadion may reduce or limit investments in certain assets or asset classes in order to manage risk exposure.  Stadion uses quantitative research to determine the Stadion Fund's:

•	optimum cash position;
•	weighting between the value and growth segments of the market;
•	sector and industry allocation; and
•	domestic and international exposure

To participate in markets and market sectors, Stadion’s investment philosophy emphasizes purchasing Indexed Investments, which Stadion believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI  EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.).  The Stadion Fund may invest up to 100% of its assets in Indexed Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector.  The Stadion Fund may also invest up to 100% of its portfolio in fixed-income Indexed Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield, or quality rating.  Stadion retains the flexibility to allocate among equity or fixed income Indexed Investments as determined to be suitable for the Stadion Fund. The mix of fixed income and equity Indexed Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions.  The Stadion Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Stadion Fund may hold all or a portion of its assets in cash positions, either due to pending investments or when investment opportunities are limited.  Cash positions include cash and short-term, highly liquid investments such as money market mutual funds (“Cash Positions”).

Stadion may sell a security under one or more of the following conditions:

•	the security reaches Stadion's appraised value;
•	when there is a more attractively priced Indexed Investment or security as an alternative;
•	when the optimum Cash Position has changed based on Stadion’s quantitative research;
•	when the weighting between the value and growth segments of the market have changed based on Stadion’s quantitative research;
•	when the weighting between sector and industry allocations have changed based on Stadion’s quantitative research; or
•	when the weighting between domestic and international exposure have changed based on Stadion’s quantitative research.

As a result of its trading strategies, the Stadion Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year.  A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Stadion Fund is expected to be significantly greater than 100%.

The Stadion Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe mutual funds, such as the Stadion Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

The Stadion Fund may invest in any type of ETF, including index based ETFs, sector based ETFs, and fixed-income ETFs. The Stadion Fund may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to legal limitations, the Stadion Fund will be prevented from purchasing more than 3% of an ETF’s outstanding shares unless: (i) the ETF or the Stadion Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Stadion Fund; and (ii) the ETF and the Stadion Fund take appropriate steps to comply with any conditions in such order.

In cases where these legal limits prevent the Stadion Fund from buying a particular ETF, or under other circumstances, the Stadion Fund may instead invest up to 20% of its net assets in other Indexed Investments. The Stadion Fund may also invest in other Indexed Investments when Stadion believes they represent more attractive opportunities than similar ETFs. In addition, the Stadion Fund may invest in all types of Cash Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

The Stadion Fund has the flexibility to invest directly in individual equity securities without regard to market capitalization and other types of securities when Stadion believes they offer more attractive opportunities. Accordingly, the Stadion Fund may from time to time hold positions in common stocks of domestic or foreign companies of any size and foreign or domestic corporate and/or government bonds of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by one or more nationally recognized rating agencies or, if not so rated, are of equivalent quality in the opinion of Stadion.

To the extent the Stadion Fund makes investments regulated by the Commodities Futures Trading Commission, it intends do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Stadion Trust, on behalf of the Stadion Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Stadion Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

The Stadion Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Stadion Fund may hold up to 100% of its portfolio in Cash Positions.  This may include cash and short-term, highly liquid investments such as money market mutual funds.  When the Stadion Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

For more information about the Stadion Fund’s investment objective and principal investment strategies, see the “Investment Objective” and “Prinicpal Investment Strategies” sections under “Investment Objective, Principal Investment Strategies and Related Risks” in the Stadion Fund’s prospectus, which has been mailed with this Proxy Statement/Proxy.

B.	Fees and Expenses

Aviemore Fund

See the discussion under “Comparison Fee Tables and Examples.” See also the discussion of the Aviemore Fund’s fees and expenses in the prospectus of the Aviemore Fund, dated August 31, 2012.

Stadion Fund

See the discussion under “Comparison Fee Tables and Examples.”

C.	Performance and Portfolio Turnover

Aviemore Fund

For a discussion of the Aviemore Fund’s performance during the fiscal year ended April 30, 2012 and of the portfolio turnover of the Aviemore Fund, please see the Annual Report to Shareholders for the Aviemore Fund for the fiscal year ended April 30, 2012. Of course, past performance does not predict future results.

Stadion Fund

This section would normally include a bar chart and a table showing how the Stadion Fund has performed and how its performance has varied from year to year. Because the Stadion Fund has not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown.

Because the investment objective of the Stadion Fund will be the same as that of the Aviemore Fund and the principal investment strategies of the Stadion Fund will be substantially similar to that of the Aviemore Fund, the performance history of the Aviemore Fund is expected to carry over to the Stadion Fund.

Portfolio turnover for the Stadion Fund is not available because the Stadion Fund has not commenced operations as of the date of this Proxy Statement/Prospectus.

D.	Investment Adviser and Portfolio Manager

Aviemore Fund

Aviemore Fund Management, LLC is the investment adviser to the Aviemore Fund.  For a discussion of the services the Adviser provides to the Aviemore Fund, see the prospectus of the Aviemore Fund, dated August 31, 2012. Paul M. Frank currently serves as the portfolio manager for the Aviemore Fund and has done so since the Aviemore Fund’s inception in 2004.  For a discussion of Mr. Frank’s experience and qualifications, see below and the prospectus of the Aviemore Fund, dated August 31, 2012.

Stadion Fund

Investment Adviser.  As further described below, after the Reorganization, Stadion Money Management, LLC, a registered investment adviser located at 1061 Cliff Dawson Road Watkinsville, Georgia, 30677, will serve as the investment adviser to the Stadion Fund, and Paul M. Frank, the portfolio manager for the Aviemore Fund since its inception in 2004, will continue to serve as a portfolio manager for the Stadion Fund as an employee of Stadion. He will be joined on a portfolio management team by two additional portfolio managers, Brad A. Thompson and William McGough, who will assist him in managing the Fund

Stadion serves as investment manager to the Stadion Fund pursuant to an investment advisory agreement with the Stadion Trust on behalf of the Stadion Fund. Subject to the authority of the Stadion Trust’s Board of Trustees, Stadion provides guidance and policy direction in connection with its daily management of the Stadion Fund’s assets. Stadion is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Stadion Trust’s Board of Trustees.

Stadion, organized as a Delaware limited liability company in April 2011, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”). Stadion’s predecessor firm was Stadion Money Management, Inc. The executives and members of the advisory staff of Stadion have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since Stadion Money Management, Inc. was founded in 1991. As of _________, 2013, Stadion had approximately $___ billion in assets under management.

Portfolio Management Team. The Stadion Fund is managed by a portfolio management team consisting of Paul M. Frank, CFA, Brad A. Thompson, CFA, and William McGough, CFA.  Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Stadion Fund.  Mr. Thompson has been a portfolio manager of Stadion since 2009 and Mr. McGough has been a portfolio manager of Stadion since 2003.  As discussed above, Mr. Frank has served as President of the Adviser and portfolio manager to the Aviemore Fund since the Aviemore Fund’s inception in 2004 and will continue to serve in such roles until the Reorganization.

Paul M. Frank.  Following the Reorganization, Mr. Frank will be a portfolio manager of Stadion.  Mr. Frank founded Aviemore Asset Management, LLC in 1993 and serves as its President until 2013.  He also has served as President, Treasurer, Trustee and Chief Compliance Officer of Aviemore Trust since 2004.  It is expected that Mr. Frank will continue to hold these positions with the Adviser and the Trust until the Reorganization.  Mr. Frank has a Bachelor of Arts in History and Economics from Drew University. Mr. Frank also completed a Masters of Business Administration in Finance from Fordham University’s Graduate School of Business Administration in 1992, where he earned the Dean’s award for academic excellence and was named class valedictorian.

Pursuant to the terms of Mr. Frank’s employment agreement with Stadion, Mr. Frank will receive a compensation package that includes, without limitation: a base salary, a $250,000 signing bonus, additional incentive compensation tied to the net assets of the Stadion Fund and certain separate accounts managed by Stadion, a $250,000 loan that will be forgiven in part or in full upon the Stadion Fund reaching certain asset levels, rights to participate in Stadion’s equity incentive plan tied to the net assets of the Stadion Fund and a severance package.

Brad A. Thompson.  Mr. Thompson serves as Chief Investment Officer of Stadion and has been a Portfolio Manager and an officer of Stadion (and its predecessor) since 2006. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and holds the Chartered Financial Analyst designation. Mr. Thompson is a member of the CFA Institute and the Bermuda Society of Financial Analysts and also holds the Chartered Retirement Plan Specialist Designation.

William McGough.  Mr. McGough is Vice President of Portfolio Management of Stadion and has served in that capacity since joining Stadion in 2003.  He has a Bachelor of Business Administration Degree from the University of Georgia and also holds the Chartered Financial Analyst designation.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Stadion Fund is available in the Stadion Fund’s statement of additional information.

Advisor Compensation. As full compensation for the investment advisory services provided to the Stadion Fund, Stadion receives monthly compensation from the Stadion Fund at the annual rate of 1.25% of its average daily net assets up to $150 million and 1.00% of its average daily net assets over $150 million.

Expense Limitation Agreement. Stadion has entered into an Expense Limitation Agreement with respect to the Stadion Fund under which it has agreed to waive its fees and to assume other expenses of the Stadion Fund, if necessary, in an amount that limits the annual operating expenses of Class I shares of the Stadion Fund (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.70% of the average daily net assets allocable to each Class until June 30, 2014.  Any waiver or reduction of fees or expenses by Stadion under the Expense Limitation Agreement is subject to repayment by the Stadion Fund within the three fiscal years following the year in which such waiver or reduction occurred, if the Stadion Fund is able to make the payment without exceeding the 1.70% expense limitation.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Stadion Trust. The Trust may terminate the Expense Limitation Agreement at any time. Stadion may also terminate the Stadion Fund’s Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Stadion Trust, as set forth in the Expense Limitation Agreement.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the approval by the Board of Trustees of the Stadion Trust of the investment advisory agreement for the Stadion Fund will be available in the Stadion Fund’s annual report to shareholders for the year ended May 31, 2013. You may obtain a copy of the Stadion Fund’s annual report, without charge, upon request to the Stadion Fund.

E.	Net Asset Value

Aviemore Fund

For a discussion of how the offering price of the Aviemore Fund’s shares is determined, see the prospectus of the Aviemore Fund, dated August 31, 2012.

Stadion Fund

The price at which you purchase or redeem shares is based on the next calculation of the Stadion Fund’s NAV (plus any applicable sales charge) after an order is received in proper form by the Stadion Fund.  An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in the Stadion Fund’s prospectus. The NAV of the Class I shares of the Stadion Fund is calculated by dividing the value of the Stadion Fund’s total assets attributable to Class I shares, less liabilities (including Fund expenses, which are accrued daily) attributable to Class I shares, by the total number of outstanding shares of Class I Shares. The NAV of Class I shares of the Stadion Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board of Trustees of the Stadion Trust. In determining the value of the Stadion Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Stadion Fund normally uses third party pricing services to obtain market quotations.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Stadion Fund’s normal pricing procedures are valued by the Stadion Trust’s Fair Value Pricing Committee at fair value as determined in good faith under policies approved by the Board of Trustees of the Stadion Trust. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Stadion Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Stadion Fund’s NAV calculation. Pursuant to policies adopted by the Board of Trustees of the Stadion Trust, Stadion consults with the Stadion Fund’s administrator on a regular basis regarding the need for fair value pricing. Stadion is responsible for notifying the Board of Trustees of the Stadion Trust (or its Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Stadion Fund’s policies regarding fair value pricing are intended to result in a calculation of the Stadion Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Stadion Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Stadion Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Stadion Fund’s normal pricing procedures. The performance of the Stadion Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Stadion Fund’s normal pricing procedures. The Board of Trustees of the Stadion Trust monitor and evaluate the Stadion Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Stadion Fund’s policies.

Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which the Stadion Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Stadion Fund does not price its shares, the NAV of the Stadion Fund’s shares may change on days when you will not be able to purchase or redeem shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Stadion Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Stadion Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If securities in which the Stadion Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Stadion Fund does not price its shares, the NAV of the Stadion Fund’s shares may change on days when you will not be able to purchase or redeem shares.

F.	Shares

Aviemore Fund

For a discussion of the Aviemore Fund’s shares, including how the shares may be purchased and redeemed, see the prospectus of the Aviemore Fund, dated August 31, 2012.

Stadion Fund

Purchasing Shares

Class I shares may be purchased only by institutional investors, certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Stadion Fund and accounts continuing to hold shares of the Stadion Fund received in the Reorganization.

The minimum initial investment for Class I shares is $500,000 and the minimum additional investment is $5,000 (or $100 for those participating in an automatic investment plan), however this requirement is being waived for investors receiving shares of the Stadion Fund in the Reorganization. The minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Fund, or otherwise by the Advisor in its sole discretion. The minimum additional investment requirement is waived for accounts that continue to hold shares of the Stadion Fund received in the Reorganization.

Class I shares of the Stadion Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Stadion Fund. Class I shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Stadion Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.  Class I shares are also available for investment by accounts that continue to hold shares of the Stadion Fund received in the Reorganization

The Stadion Fund also offers Class A and Class C shares which are not part of the Reorganization.  A description of these classes can be found in the Stadion Fund’s prospectus.

Opening An Account

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the Stadion Fund; reference Class I shares to ensure proper crediting to your account.

•	Mail the application and the check to ALPS Fund Services, Inc., the Stadion Fund’s transfer agent (“Transfer Agent”), at the following address:

Stadion Funds
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Stadion Fund or the Transfer Agent in the transaction. The Stadion Fund does not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Stadion Fund, please be aware that you are authorizing the Stadion Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Stadion Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Stadion Fund cannot post the transaction electronically, you authorize the Stadion Fund to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 720-917-0635. A representative will assist you in obtaining an account application, which must be completed, signed and delivered by telecopy or mail to the Transfer Agent before payment by wire may be made.

The Stadion Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Stadion Fund. An order is considered received when the Stadion Fund receives payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Stadion Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Stadion Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Stadion Fund. Orders will be priced at the NAV (plus any applicable sales charge) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of the Stadion Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Stadion Fund. These organizations may be the shareholders of record of your shares. The Stadion Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. Once an account is open, additional purchases of Class I shares may be made at any time in minimum amounts of $5,000, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. The minimum additional investment requirement is waived for shareholders that continue to hold shares of the Stadion Fund received in the Reorganization. Additional purchases may be made:

•
By sending a check, made payable to the Stadion Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Stadion Fund as a result of any check returned for insufficient funds;

•	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 720-917-0635 before wiring funds; or

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in the Stadion Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Stadion Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Stadion Fund. Please call 720-917-0635 for more information about the automatic investment plan and direct deposit plans.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Stadion Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Stadion Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Stadion Fund may restrict your ability to purchase additional shares until your identity is verified. The Stadion Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Stadion Fund will not be responsible for any loss incurred due to the Stadion Fund’s inability to verify your identity.

Additional Information. The Stadion Fund reserves the right to reject any purchase request and suspend the offering of its shares at any time. The Stadion Fund mails you confirmations of all purchases or redemptions of Stadion Fund shares. Certificates representing shares are not issued.

Exchanging Shares

Shares of the Stadion Fund may be exchanged at NAV for shares of the same class of shares of any other Stadion Fund.  You must meet the minimum investment requirements for the Stadion Fund into which you are exchanging. The exchange of shares of one Stadion Fund for shares of another Stadion Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Stadion Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Stadion Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 720-917-0635. Please provide the following information:

•	Your name and telephone number;

•	The exact name of your account and your account number;

•	Taxpayer identification number (usually your Social Security number);

•	Dollar value or number of shares to be exchanged;

•	The name of the Stadion Fund from which the exchange is to be made; and

•	The name of the Stadion Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Stadion Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Stadion Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

How to Redeem Shares

Shares of the Stadion Fund may be redeemed on any day on which the Stadion Fund computes its NAV. Class I shares are redeemed at their NAV next determined after the Stadion Fund receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the Stadion Fund, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.  Written requests must state the shareholder’s name, the name of the Stadion Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Stadion Fund Fund’s account records.

Signature Guarantees. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Stadion Fund, or if you are adding or changing Automated Clearing House (ACH) or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Stadion Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Stadion Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Stadion Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 720-917-0635.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Stadion Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Stadion Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Stadion Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Stadion Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Stadion Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The Stadion Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Stadion Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Stadion Funds valued at more than $5,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, shares in your account will automatically be redeemed to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Stadion Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent at 720-917-0635 for additional information.

Redemptions In Kind. The Stadion Fund reserves the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when a large redemption request may cause harm to the Stadion Fund and its shareholders. In such a case, the Stadion Fund may authorize payment to be made in readily marketable portfolio securities of the Stadion Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Stadion Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Stadion Fund may involuntarily redeem shares in an account and pay the proceeds to the shareholder if the shareholder’s account balance falls below the minimum initial investment required for your type of account due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Stadion Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Frequent Trading Policies

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Stadion Fund may present a number of risks to other shareholders of the Stadion Fund. These risks may include, among other things, dilution in the value of shares of the Stadion Fund held by long-term shareholders, interference with the efficient management by Stadion of the Stadion Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Stadion Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Stadion Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Stadion Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Board has adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Stadion Fund. Under the Stadion Fund’s policy, Stadion has the discretion to refuse to accept further purchase and/or exchange orders from an investor if Stadion believes the investor has a pattern of Frequent Trading that Stadion considers not to be in the best interests of the other shareholders. To assist Stadion in identifying possible Frequent Trading patterns, the Stadion Fund’s Transfer Agent provides a daily record of the Stadion Fund’s shareholder trades to Stadion. The Transfer Agent also assists Stadion in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

Under the Stadion Fund’s policy regarding Frequent Trading, the Stadion Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern is detected, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Stadion Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Stadion Fund may modify any terms or conditions applicable to the purchase of Stadion Fund shares or modify its policies as it deems necessary to deter Frequent Trading.

The Stadion Fund does not accommodate frequent purchases or redemptions of its shares.

The Stadion Fund uses all reasonable means available to ensure the foregoing restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts for their clients, the Stadion Fund may not be able to monitor the individual clients’ trading activity. The Stadion Fund reviews trading activity at the omnibus account level, and looks for activity that may indicate potential Frequent Trading or market timing.  If the Stadion Fund detects suspicious trading activity, it will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of shares by the intermediary and/or its client.  Intermediaries may apply frequent trading policies that differ from those described herein.  If you invest with the Stadion Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Stadion Fund has taken steps to discourage Frequent Trading of its shares, it cannot guarantee that such trading will not occur.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Stadion Fund through a broker-dealer or other financial intermediary (such as a bank), the Stadion Fund and its related companies may pay the intermediary for the sale of Stadion Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Stadion Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

G.	Taxes, Dividends and Distributions

Dividends and Distributions

Aviemore Fund

The Aviemore Fund’s dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account).  Dividends paid by the Aviemore Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Aviemore Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Aviemore Fund.

Redemptions of shares of the Aviemore Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Aviemore Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Aviemore Fund.

The Aviemore Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Aviemore Fund or receive these distributions in cash. Dividends and distributions from the Aviemore Fund are automatically reinvested in the Aviemore Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Stadion Fund

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Stadion Fund’s statement of additional information. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Stadion Fund.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Stadion Fund shares. Although the Stadion Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Stadion Fund, regardless of whether distributions are paid in cash or reinvested in additional Stadion Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Stadion Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities by the Stadion Fund, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Stadion Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Stadion Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Stadion Fund.

In general, a shareholder who sells or redeems Stadion Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Stadion Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under the new regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Stadion Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Stadion Fund’s default method of Average Cost is more appropriate, he must contact the Stadion Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

As with all mutual funds, the Stadion Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Stadion Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of the Stadion Fund shares are treated appropriately on their income tax returns.

The Stadion Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Stadion Fund.

As a result of the differences discussed in this section, shareholders under the Stadion Trust should expect to receive distributions of net investment income and net realized gains more often (ie., quarterly) than shareholders of the Aviemore Trust (i.e., annually).

H.	Financial Highlights

Aviemore Fund

The financial highlights for the Aviemore Fund for the past five fiscal years ended April 30, 2012 and the financial highlights for the six months ended October 31, 2012 are attached hereto as Exhibit B.

Stadion Fund

Financial information is not available because the Stadion Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. The Class I shares of the Stadion Fund will be the successor to the accounting and performance information of the Aviemore Fund after consummation of the Reorganization.

I.	Distribution Arrangements

Aviemore Fund

Rafferty Capital Markets, LLC (“RCM”) serves as the Aviemore Fund’s agent to be the principal underwriter in connection with the offer and sale of the Aviemore Fund’s shares. RCM also reviews and files all proposed advertisements and sales literature with appropriate regulators. Compensation for the services performed by RCM is paid by the Aviemore Adviser from its own resources, not the Aviemore Fund.

Stadion Fund

After the Reorganization, ALPS Distributors, Inc., a Colorado corporation (the “Distributor”) will serve as principal underwriter and national distributor for the shares of the Stadion Fund pursuant to an agreement with the Stadion Trust.  The Distributor is registered as a broker dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).  The offering of the Stadion Fund’s shares will be continuous.

The Stadion Fund has adopted, with respect to its Class A and Class C shares only, a Distribution Plan (the “Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Stadion Fund and who may be advising investors regarding the purchase, sale or retention of Stadion Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Stadion Fund’s Transfer Agent or the Stadion Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Stadion Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Stadion Fund shares.

Because the Aviemore Fund shareholders will receive Class I shares of the Stadion Fund, and the Stadion Fund has not adopted a Distribution Plan with respect to its Class I shares, the fees and expenses discussed above will not apply to the shares received by the Aviemore Fund shareholders in the Reorganization.  Additional information regarding the Distribution Plan, and information regarding Class A and Class C shares of the Stadion Fund, is available in the Stadion Fund’s prospectus and statement of additional information.

J.	Investment Limitations

Each of the Aviemore Fund and the Stadion Fund is subject to certain fundamental and non-fundamental investment policies.  Although the language may differ between the fundamental investment policies of the Aviemore Fund and the Stadion Fund, the policies are similar in many respects and include investment policies required by the 1940 Act.  For a detailed comparison of the Aviemore Fund’s and the Stadion Fund’s fundamental and non-fundamental investment policies, see Exhibit C attached hereto.

VI.	VOTING INFORMATION

All shares of the Aviemore Fund are entitled to vote on the proposals. A majority of the Aviemore Fund’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting. Assuming a quorum is present, the Plan must be approved by the affirmative “vote of a majority of the outstanding voting securities” of the Aviemore Fund, as such phrase is defined in the 1940 Act as amended. The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting. Proxies may be voted by mail, by telephone at 1-800-358-3179 or via the Internet at www.proxyonline.com. If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization. If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Plan to implement the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST”.

Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan. Any business that might have been transacted at the special meeting may be transacted at any such adjourned session(s) at which a quorum is present. Approval of the proposal to adjourn the special meeting requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present. The special shareholder meeting may be held as adjourned without further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty days from the date set for the original meeting, in which case the Board of Trustees of Avimore Funds must set a new record date. Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the Aviemore Fund’s by-laws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal. Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.

A.	Method and Cost of Solicitation

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the Aviemore Trust for use at the special meeting. It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet. Stadion will pay all of the expenses related to the special meeting, including costs associated with the solicitation of proxies such as copying, printing and mailing proxy materials.

Stadion has retained, at its expense, AST Fund Solutions to assist in the solicitation of proxies. The cost of solicitation is currently estimated to be approximately $15,000 in the aggregate.

B.	Right of Revocation

Any shareholder giving a proxy may revoke it before it is exercised at the special meeting, either by providing written notice to the Aviemore Fund, by submission of a later-dated, duly executed proxy or by voting in person at the special meeting. If not so revoked, the votes will be cast at the special meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the special meeting does not, by itself, revoke a proxy.

C.	Voting Securities and Principal Holders

Shareholders of the Aviemore Fund at the close of business on February 1, 2013 (referred to as the Record Date) will be entitled to be present and vote at the special meeting. Each outstanding share is entitled to one vote. As of the Record Date, there were shares of the Aviemore Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $23,393,368.69.

As of the Record Date, the Aviemore Fund’s shareholders of record and/or beneficial owners (to the Aviemore Fund’s knowledge) who owned five percent or more of the Aviemore Fund’s total outstanding shares is set forth below:

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership
National Financial	Record Owner	62.32%
200 Libert Street, New York, NY 10281	1,486,426.86 Shares

Charles Schwab & Co.	Record Owner	18.66%
211 Main St., San Francisco , CA 94105	445,026.00 Shares

The Officers and Trustees of the Trust, as a group, owned of record and beneficially 0.52% of the outstanding voting securities as of the Record Date.

VII.	ADDITIONAL INFORMATION

Documents that relate to the Aviemore Fund are available, without charge, by writing to the Secretary of the Trust at the 20 Phelps Road, Old Chatham, NY 12136, or by calling 1-800-239-9136.

Documents that relate to the Stadion Fund are available, without charge, by writing to Stadion Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-866-383-7636.

The Aviemore Fund and the Stadion Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information relating to the Aviemore Fund and the Stadion Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Aviemore Fund and the Stadion Fund can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

It is expected that this proxy statement will be mailed to shareholders on or about February 19, 2013.

VIII.	MISCELLANEOUS INFORMATION

A.	Other Business

The Board of Trustees of Aviemore Trust knows of no other business to be brought before the special meeting. If any other matters come before the special meeting, it is the Board’s intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.	Next Meeting of Shareholders

The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act, as amended. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees of Aviemore Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at their office at a reasonable time before the meeting, as determined by the Board, to be included in the Trust’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

The validity of the issuance of the Stadion Fund shares will be passed upon by Kilpatrick Townsend & Stockton LLP.

D.	Experts

The financial statements of the Aviemore Fund are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the Aviemore Fund’s Annual Report to Shareholders and have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Aviemore Funds,

/s/ Paul M. Frank

February 19, 2013

PRELIMINARY PROXY CARD, SUBJECT TO CHANGE, DATED FEBRUARY 19, 2013

PROXY TABULATOR	3 EASY WAYS TO VOTE YOUR PROXY

[●] [●]	Vote by Mail: Check the appropriate boxes on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.

Vote by Phone: Call toll free 1-800-358-3179. Follow the recorded instructions.

Vote via the Internet: Log on to www.proxyonline.com. Follow the on-screen instructions.

form of proxy for special meeting of shareholders
Aviemore Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned constitutes and appoints Gregory Getts and Umberto Anastasi, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the ETF Market Opportunity Fund held of record by the undersigned on February 1, 2013, as designated below, at the Special Meeting of Shareholders of ETF Market Opportunity Fund at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on March 29, 2013 at 11:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy will be voted as specified. By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

Dated: ____________________, 2013

Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Please fill in boxes as shown using black or blue ink or number 2 pencil.	[ ]
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting .

1.
Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets the Aviemore Fund will be transferred to the Stadion Fund, a newly formed series of Stadion Investment Trust, in exchange Class I shares of the Stadion Fund, which will be distributed pro rata by the Aviemore Fund to its shareholders, and the Stadion Fund’s assumption of the Aviemore Fund’s stated liabilities, after which the Aviemore Fund will be terminated as a series of the Trust and the Trust will be dissolved and liquidated:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.
Proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	In their discretion upon such other business as may properly come before the meeting.

Please check box at right if you will be attending the meeting.	[ ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EXHIBIT A

Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ________ __, 2013, among STADION INVESTMENT TRUST, a Delaware statutory trust, with its principal place of business at 1061 Cliff Dawson Road Watkinsville, Georgia, 30677 (“New Trust”), on behalf of the Stadion Market Opportunity Fund, a segregated portfolio of assets (“series”) thereof (the “New Fund”); AVIEMORE FUNDS, an Ohio business trust, with its principal place of business at c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 (“Old Trust”), on behalf of the ETF Market Opportunity Fund, a series thereof (the “Old Fund”); and solely for purposes of paragraph 6,  STADION MONEY MANAGEMENT, LLC, investment adviser to the New Fund (“Stadion”).  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and the New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve the Old Fund’s changing its identity -- by converting from a series of Old Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Old Fund’s liabilities, (2) distributing those shares pro rata to the Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Old Fund and the New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund, and that the interests of its Fund’s existing shareholders will not be diluted as a result of the Reorganization.

The Old Fund offers, and has issued and outstanding, one class of shares (“Old Fund Shares”).  The New Fund will offer multiple classes of shares; however, shareholders of the Old Fund will only be receiving Class I shares of the New Fund (“New Fund Shares”) in the Reorganization.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1.      Subject to the requisite approval of the Old Fund’s shareholders and the terms and conditions set forth herein, the Old Fund shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefor, the New Fund shall:

(a) issue and deliver to the Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding; and

(b) assume all of the Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2       The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Old Fund’s books at that time; and the Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3       The Liabilities shall consist of all liabilities of the Old Fund, whether known or unknown, accrued or contingent, debts, obligations and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Stadion pursuant to paragraph 6.  Notwithstanding the foregoing, the Old Fund will endeavor to discharge all its known liabilities, debts, obligations and duties before the Effective Time.

1.4       At or before the Closing, the New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time.  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5       All computations of value shall be made by the Old Fund in accordance with its regular practice in pricing its shares and assets, subject to confirmation by ALPS Fund Services, Inc., New Fund’s administrator.

1.6       Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on the Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7       Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing any regulatory report, tax return or other document with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, local tax authorities, or any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that if the New Fund has begun operations prior to the Effective Time, it shall be responsible for preparing and filing any required Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8       After the Effective Time, the Old Fund shall not conduct any business except in connection with its dissolution, winding up and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect the Old Fund’s complete dissolution.

2.	CLOSING AND EFFECTIVE TIME

2.1       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on March 29, 2013 (“Effective Time”).  The Closing shall be held at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

2.2       Old Trust shall direct the custodian of the Old Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Old Fund to the New Fund, as reflected on the New Fund’s books immediately after the Effective Time, does or will conform to that information on the Old Fund’s books immediately before the Effective Time.

2.3       At the Closing, (a) Old Trust shall direct its transfer agent to deliver to New Trust, a Certificate verifying that the Old Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Old Fund Shares each such Shareholder owns at the Effective Time; (b) New Trust shall direct its transfer agent to provide Old Trust with evidence satisfactory to Old Trust that the New Fund Shares have been registered with the New Fund on the books of New Trust; and (c) Old Trust shall direct its transfer agent to deliver to each Investment Company a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to the Old Fund at the Effective Time have been properly credited to the Shareholders’ accounts on the Old Fund’s records.

2.4       New Trust shall deliver at the Closing the Tax Opinion of its counsel, Kilpatrick Townsend & Stockton LLP (“Counsel”), as described in Section 5.4, below.

2.5       Old Trust shall deliver to New Trust and Stadion, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on the Old Funds books at an estimated fair market value provided by an authorized pricing vendor for the Old Fund.

2.6       At the Closing, each Investment Company shall deliver to the other any (a) bill of sale, check, assignment, share certificate, receipt or other document the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1       Old Trust, on the Old Fund’s behalf, represents and warrants to New Trust, on the New Fund’s behalf, as follows:

(a)        Old Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Agreement and Declaration of Trust, dated January 2, 2004 (the “Declaration”), is on file with the Office of the Secretary of State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)        The Old Fund is a duly established and designated series of Old Trust;

(c)        The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to the Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)        At the Effective Time, Old Trust will have good and marketable title to the Assets for the Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)        Old Trust, with respect to the Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, the Declaration, or Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease or other undertaking (each, an “Undertaking”) to which Old Trust, on the Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on the Old Fund’s behalf, is a party or by which it is bound;

(f)         At or before the Effective Time, either (1) all material contracts and other commitments of the Old Fund (other than this Agreement and certain investment contracts including options, futures, forward contracts and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any liabilities of the Old Fund thereunder will be made, without either affected Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)        No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to the Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect the Old Fund’s financial condition or the conduct of its business; and Old Trust, on the Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body or arbitrator that materially and adversely affects the Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)        The Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended April 30, 2011, have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Trust has furnished to New Trust) present fairly, in all material respects, the Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)         Since April 30, 2011, there has not been any material adverse change in the Old Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities the Old Fund holds, the discharge of Old Fund liabilities or the redemption of the Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)         All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)        The Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, or is now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Old Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)         All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Old Fund’s shareholder records, as provided in paragraph 2.3; and the Old Fund has no outstanding options, warrants or other rights to subscribe for or purchase the Old Fund Shares, nor are there outstanding any securities convertible into the Old Fund Shares;

(m)       The Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)        The Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)        Not more than 25% of the value of the Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)        The Old Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)        The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)        The Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including the Old Fund) is a managed portfolio of securities, and Aviemore Asset Management, LLC, investment adviser to the Old Fund (“Aviemore”), has the authority to buy and sell securities for the Old Fund;

(s)        The Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and

(t)        The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2       New Trust, on the New Fund’s behalf, represents and warrants to Old Trust, on the Old Fund’s behalf, as follows:

(a)        New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Amended and Restated Declaration of Trust, dated April 29, 2009 (the “Instrument”), is on file with the Secretary of State of Delaware, (2) at the Effective Time, it will be duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)        At the Effective Time, the New Fund will be a duly established and designated series of New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Old Fund’s business;

(c)        The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)        Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase the New Fund Shares, (3) securities convertible into the New Fund Shares, or (4) any other securities issued by the New Fund, except the Initial Shares;

(e)        No consideration other than New Fund Shares (and the New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)         New Trust, with respect to the New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, the Instrument, or any Undertaking to which New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on the New Fund’s behalf, is a party or by which it is bound;

(g)        No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects the New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)        The New Fund is not (nor will it be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)         The New Fund Shares to be issued and delivered to the Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)         There is no plan or intention for the New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)        Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)         Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)       The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Old Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n)        New Trust’s trustees have each received copies of all examinations, reports, letters, orders and any other relevant documentation related to any state securities regulator, SEC or FINRA exam received by Stadion in the last two years; and

(o)        The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including the New Fund after it commences operations) will be a managed portfolio of securities, and Stadion will have the authority to buy and sell securities for the New Fund.

3.3       Each Investment Company, on the New Fund’s or the Old Fund’s behalf, as applicable, represents and warrants to the other Investment Company, on such Fund’s behalf, as follows:

(a)        No governmental consent, approval, authorization, or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, state securities laws or other Federal or state laws, and no consent, approval, authorization or order of any court is required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of a registration statement on Form N-14 (“Proxy”), and (3) consents, approvals, authorizations and filings that have been made or received or may be required after the Effective Time;

(b)        The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)        The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)        The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the New Fund to which the Assets are subject;

(e)        None of the compensation received by any Shareholder who or that is an employee of or service provider to the Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)         No expenses incurred by the Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by the New Fund, Stadion or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to the Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)        Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets -- except for assets, if any, used to pay any Fund’s expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1       Old Trust covenants to call a meeting of the Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2       Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3       Old Trust covenants that it will turn over its books and records pertaining to the Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing; provided, that New Trust shall provide Old Trust access to such books and records as Old Trust may require to effect the dissolution, winding up and termination of the Old Fund and Old Trust following the Reorganization or to otherwise comply with applicable law.

4.4       Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5       Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered any assignment or other instrument, and will take or cause to be taken any further action(s), that the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6       New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1  This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Old Fund’s shareholders at the Shareholders Meeting;

5.2  All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders and permits of federal, state and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3       At the Effective Time, no action, suit or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4       The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)        The New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by the Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b)        The Old Fund will not recognize gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)        The New Fund will not recognize gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)        The New Fund’s basis in each Asset will be the same as the Old Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)        A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)         A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)       For purposes of section 381 of the Code, the New Fund will be treated just as the Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of an Old Fund’s taxable year, the Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of the Old Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5       Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued for the New Fund, as applicable, one New Fund Share (the “Initial Share”) to Stadion or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.6       New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Stadion or its affiliate as the New Fund’s sole shareholder;

5.7       Before the Closing, all liabilities of the Old Fund and Aviemore (with respect to the Old Fund) to service providers of the Old Funds have been paid in full;

5.8       At any time before the Closing, Stadion has executed an expense limitation agreement with New Funds, the terms of which are consistent with those described in the Proxy; and

5.9       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES; INDEMNIFICATION

6.1       Subject to complying with the representation and warranty contained in paragraph 3.3(f), Stadion shall bear the entirety of the total Reorganization Expenses.  The Reorganization Expenses include (1) preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental Blue Sky fees, (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), and (7) expenses reasonably incurred in connection with the dissolution, winding up and termination of the Old Fund and Old Trust following the Reorganization.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.2       The New Fund agrees to indemnify the Board of Old Trust to the extent that the Board would have been subject to indemnification under the Old Trust’s Declaration of Trust with respect to any matters relating to Old Fund.   Stadion will provide the Board of Old Trust with tail D&O/E&O insurance coverage in the amount of $1,000,000 in connection with the Reorganization, for a three-year period following the Closing, in connection with such indemnification.

7.	ENTIRE AGREEMENT; SURVIVAL

Neither Investment Company has made any representation, warranty or covenant not set forth herein. This Agreement constitutes the entire agreement between the Investment Companies.  Sections 1.7, 1.8, 4.3, 4.5, 4.7, 6, and 7 shall survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before July 1, 2013, or such other date as to which the Investment Companies agree; or

8.2       By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company, except that Stadion’s obligation to bear the Reorganization Expenses as provided in Section 6.1 shall survive such termination.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1     This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2     Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on the New Fund’s behalf, or Old Trust, on the Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3     Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund, and are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Follow]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

STADION INVESTMENT TRUST, on behalf of itself and the Stadion Market Opportunity Fund

By:
Judson P. Doherty
President

AVIEMORE FUNDS, on behalf of itself and the ETF Market Opportunity Fund

By:
Paul Michael Frank
President

Solely for purposes of paragraph 6:

STADION MONEY MANAGEMENT, LLC

By:
Judson P. Doherty
President

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Aviemore Fund's financial performance for the past five years. Certain information reflects financial results for a single the Aviemore Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below for the six months ended October 31, 2012 is unaudited.  This information has been audited by Cohen Fund Audit Services, Ltd., the Aviemore Fund’s independent registered public accounting firm, whose report, along with the Aviemore Fund 's financial statements, are included in the Aviemore Fund 's annual report, which is available upon request and incorporated by reference in the Statement of Additional Information of the Aviemore Fund.

Financial Highlights
Selected data for a share outstanding	5/1/2012		5/1/2011	5/1/2010	5/1/2009	5/1/2008	5/1/2007
throughout the period:	to		to	to	to	to	to
	10/31/2012		4/30/2012	4/30/2011	4/30/2010	4/30/2009	4/30/2008
	(Unaudited)
Net Asset Value -
Beginning of Period	$11.20		$13.13	$11.79	$8.83	$11.65	$11.49
Net Investment Income (Loss) (a) (b)	(0.05)		(0.08)	(0.10)	(0.07)	0.03	0.04
Net Gains or Losses on Investments (d)
(realized and unrealized)	(0.23)		0.11	2.50	3.04	(2.59)	0.21
Total from Investment Operations	(0.28)		0.03	2.40	2.97	(2.56)	0.25
Distributions (From Net Investment Income)	0.00		0.00	0.00	(0.01)	(0.08)	(0.03)
Distributions (From Capital Gains)	0.00		(1.96)	(1.06)	0.00	(0.18)	(0.06)
Total Distributions	0.00		(1.96)	(1.06)	(0.01)	(0.26)	(0.09)
Net Asset Value -
End of Period	$10.92		$11.20	$13.13	$11.79	$8.83	$11.65
Total Return	(2.50	)% *	1.70%	21.26%	33.63%	(21.72)%	2.20%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$27,074		$29,546	$81,248	$60,537	$45,233	$13,994
Ratio of Expenses to Average Net Assets (c)	1.75	% **	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of Net Investment Income (Loss)	-0.94	% **	-0.66%	-0.86%	-0.67%	0.34%	0.36%
to Average Net Assets (b) (c)
Portfolio Turnover Rate	153.37	% *	262.28%	200.66%	195.51%	517.18%	573.04%

*	Not Annualized.
**	Annualized.
(a)	Per share amounts were calculated using the average shares method.
(b)	Recognition of net investment income by the Aviemore Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Aviemore Fund invests.
(c)	These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule of Investments.
(d)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

EXHIBIT C

COMPARISONS OF THE FUNDAMENTAL AND NON-
FUNDAMENTAL POLICIES OF the Aviemore Fund AND THE NEW STADION FUND

Below is a detailed side-by-side comparison of the Aviemore Fund’s and the Stadion Fund’s fundamental and non-fundamental investment policies as stated in the statements of additional information for the Aviemore Fund and the Stadion Fund.  Fundamental investment policies and limitations can be changed only by shareholder vote, whereas non-fundamental investment policies and limitations can be changed by the applicable fund’s board of trustees without a shareholder vote.

the Aviemore Fund	The Stadion Fund
Borrowing Money.  The Aviemore Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings, of the Aviemore Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Aviemore Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Aviemore Fund from entering into reverse repurchase transactions, provided that the Aviemore Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Aviemore Fund pursuant to reverse repurchase transactions.  (Fundamental)

The Stadion Fund may not borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act.*  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing. (Fundamental)

Senior Securities.  The Aviemore Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Aviemore Fund, provided that the Aviemore Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff. (Fundamental)
The Stadion Fund may not issue senior securities, except as permitted by the 1940 Act. (Fundamental)

the Aviemore Fund	The Stadion Fund
Underwriting.  The Aviemore Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws. (Fundamental)

The Stadion Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws. (Fundamental)

Real Estate.  The Aviemore Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude the Aviemore Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).  (Fundamental)

The Stadion Fund may not purchase or sell real estate or interests in real estate; provided, however, that the Stadion Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities).  (Fundamental)

Commodities.  The Aviemore Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Aviemore Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities. (Fundamental)

The Stadion Fund may not invest in commodities, except that the Stadion Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices. (Fundamental)

Loans.  The Aviemore Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities. (Fundamental)

The Stadion Fund may not make loans, provided that the Stadion Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan. (Fundamental)

the Aviemore Fund	The Stadion Fund
Concentration.  The Aviemore Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.  (Fundamental)

The Stadion Fund may not invest 25% or more of its total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.  If the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.  (Fundamental)

Pledging.  The Aviemore Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Aviemore Fund except as may be necessary in connection with borrowings described in the Borrowing Money limitation above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. (Non-Fundamental)

The Stadion Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices. (Fundamental)

Borrowing.  The Aviemore Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding. (Non-Fundamental)
No specific corresponding policy
Margin Purchases.  The Aviemore Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchase and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.  (Non-Fundamental)

The Stadion Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).  For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.
(Non-Fundamental)

the Aviemore Fund	The Stadion Fund
Illiquid investments.  The Aviemore Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.  (Non-Fundamental)
The Stadion Fund may not invest more than 15% of its net assets in illiquid securities. (Non-Fundamental)
No specific corresponding policy	The Stadion Fund may not make investments for the purpose of exercising control or management over a portfolio company. (Non-Fundamental)
No specific corresponding policy	The Stadion Fund may not invest in securities of other registered investment companies, except as permitted under the 1940 Act. (Non-Fundamental)
No specific corresponding policy
The Stadion Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.
(Non-Fundamental)

No corresponding policy
The Stadion Fund may not purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.  (Non-Fundamental)

*
The 1940 Act presently allows a fund to borrow (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings, of the fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the fund’s total assets at the time when the borrowing is made.

Note: Even though it may be noted above that the Aviemore Fund or the Stadion Fund does not have a specific corresponding policy, this does not mean that the Aviemore Fund or the Stadion Fund is not otherwise subject to such restriction or policy.

STATEMENT OF ADDITIONAL INFORMATION

For the Reorganization of

ETF Market Opportunity Fund,
a Series of the Aviemore Funds

Into
Class I Shares of Stadion Market Opportunity Fund,
a Series of the Stadion Investment Trust

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated February 19, 2013  (the “Proxy Statement/Prospectus” or “Prospectus”) relating to the Special Meeting of Shareholders of the ETF Market Opportunity Fund (the “Predecessor Fund”), a series of the Aviemore Funds, to be held on March 28, 2013, at 11:00 a.m. local time, at the offices of Mutual Fund Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 (the “Special Meeting”).

The purpose of the Special Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all of the assets of the Predecessor Fund will be transferred to the Stadion Market Opportunity Fund (the “Fund”), a series of the Stadion Investment Trust (the “Trust”), in exchange for full and fractional Class I shares of the Fund, with the Fund assuming the liabilities of the Predecessor Fund, and the Class I shares of the Fund received by the Predecessor Fund will be distributed pro rata to the Predecessor Fund’s shareholders, after which the Predecessor Fund will be terminated as a series of the Aviemore Funds and the Aviemore Funds will be dissolved and liquidated.

Because the Fund will commence operations on or after the date of this Statement of Additional Information, the Fund does not yet have a ticker symbol.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), may be obtained without charge by contacting:

STADION INVESTMENT TRUST
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-800-222-7636

Financial statements for the Predecessor Fund, the ETF Market Opportunity Fund (the “Predecessor Fund”), for its most recently completed fiscal year are included in Annual Report to Shareholders for the Predecessor Fund for the fiscal year ended April 30, 2012, and the Semi-Annual Report to Shareholders for the Predecessor Fund for the six months ended October 31, 2012, and each are incorporated into this SAI by reference.   Additional copies of the Annual Report or Semi-Annual Report may be obtained, without charge, upon request by contacting the Fund at the address or telephone number listed above.

February 19, 2013

TABLE OF CONTENTS

FUND HISTORY	3
OTHER INVESTMENT POLICIES	3
INVESTMENT LIMITATIONS	16
PORTFOLIO TRANSACTIONS	18
DESCRIPTION OF THE TRUST	19
MANAGEMENT AND OTHER SERVICE PROVIDERS	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	30
DISTRIBUTION PLAN	32
SPECIAL SHAREHOLDER SERVICES	32
DISCLOSURE OF PORTFOLIO HOLDINGS	32
PRICING OF SHARES	34
ADDITIONAL TAX INFORMATION	36
ADDITIONAL INFORMATION ON PERFORMANCE	40
APPENDIX A – DESCRIPTION OF RATINGS	43
APPENDIX B – PROXY VOTING POLICIES	47

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated February 19, 2013 (the “Proxy Statement/Prospectus” or “Prospectus”) relating to the proposed tax-free reorganization (the “Reorganization”) of ETF Market Opportunity Fund (the “Predecessor Fund”), a Series of the Aviemore Funds into the Stadion Market Opportunity Fund (the “Fund”), a Series of the Stadion Investment Trust (the “Trust”). The Proxy Statement/Prospectus has been sent to the shareholders of the Aviemore Funds in connection with the solicitation of proxies to be voted at the special meeting of stockholders of the Predecessor Fund scheduled to be held on March 28, 2013.  This SAI relates only to the Class I Shares of the Fund.  The Fund also offers Class A and Class C shares which are not part of the Reorganization and are not addressed in this SAI.  A description of the Fund’s Class A and Class C shares can be found in the prospectus and statement of additional information for the Fund, filed with the Securities and Exchange Commission (“SEC”) on January 11, 2013.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Predecessor Fund is being combined with the Fund, a series of the Trust, which is a newly created fund that does not have any assets or liabilities. The Class I shares of the Fund will be the successor to the accounting and performance information of the Predecessor Fund after consummation of the Reorganization.

INCORPORATION BY REFERENCE

The following documents have been filed with the SEC and are incorporated by reference into this Statement of Additional Information, which means that they are legally considered to be a part of this Statement of Additional Information:

•	The current Statement of Additional Information of the ETF Market Opportunity Fund, dated August 31, 2012.

•	The current Annual Report to Shareholders for the ETF Market Opportunity Fund for the fiscal year ended April 30, 2012.

•	The current Semi-Annual Report to Shareholders for the ETF Market Opportunity Fund for the six months ended October 31, 2012.

Please see the foregoing documents for information regarding the financial statements of the Predecessor Fund.

FUND HISTORY

The Stadion Investment Trust (the “Trust”) was organized on February 28, 2003 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Trust consists of six diversified series, the Stadion Managed Portfolio (the “Managed Fund”), the Stadion Core Advantage Portfolio (the “Core Advantage Fund”), the Stadion Olympus Fund™ (the “Olympus Fund”) the Stadion Trilogy Fund™ (the “Trilogy Fund”), the Stadion Tactical Income Fund (the “Income Fund”) and the Fund.   The aforementioned series of the Trust may be referred to herein individually as a “Stadion Fund,” or together as the “Stadion Funds”.  The Fund was organized in February 2013 in connection with the Reorganization of the Predecessor Fund into the Trust.  This SAI relates only to the Fund.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objectives and policies as described in the Prospectus for the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for the fixed income securities in which the Fund may invest.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.

Exchange Traded Fund (“ETFs”).  As noted in the Prospectus, the Fund may invest in ETFs.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund intends to be a short-term investor in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities.  However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”), believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its net assets fall below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “ circuit breakers ”  (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Fixed Income ETFs.  There are risks associated with the potential investment of the Fund’s assets in fixed income ETFs which may include credit risk, interest rate risk and maturity risk as described below:

·
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced.  ETFs may be subject to credit risk to the extent that they invest in fixed income securities which involve a promise by a third party to honor an obligation with respect to the fixed income security.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.  Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

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Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  There is the possibility that the value of an ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes.  Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at lower prevailing interest rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

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Maturity Risk.  Maturity risk is another factor that can affect the value of an ETF’s fixed income holdings.  Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed income holdings.  In general, fixed income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates.  Conversely, fixed income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Money Market Mutual Funds.  In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds.  Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments.  An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person.  While investor losses in money market mutual funds have been rare, they are possible.  In addition, the Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Other Investment Companies.  As noted in the Prospectus, the Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies.  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF.  The Fund has entered into such an agreement with a number of Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation.  To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Advisor considers optimal, or cause the Advisor to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company (collectively, “Indexed Investments”) as an alternative.  The Fund may also invest in Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF or other investment company shares held by the Fund, the Fund intend to vote such shares in the same proportion as the vote of all other holders of such securities.

EQUITY SECURITIES.  The Fund may invest in equity securities, both directly (including, without limitation, investments in Stock Baskets) and indirectly through the Fund’s investment in shares of ETFs and other investment companies.  The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investments in ETFs and similar securities involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

FOREIGN SECURITIES.  The Fund may invest directly or indirectly in foreign debt or equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of American Depositary Receipts (“ADRs”) described below.  The Fund may also invest in foreign currency and foreign currency-denominated securities.  As noted in the Prospectus, investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restring ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments.  Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.  There is no assurance that the Advisor will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts (“ADRs”) provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

Emerging Market Securities

The Fund may invest a portion of its assets in emerging markets.  An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights.  Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.  A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices.  In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions

Investments in foreign securities involve currency risk.  The Fund may engage in various transactions to hedge currency risk, but is not required to do so.  The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers.  The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities.  For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar.  If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future.  The two parties to a currency option contract are the option buyer and the option seller/writer.  The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand.  The option extends only until the stated expiration date.  The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price.  The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).  There are two types of option expirations, American-style and European-style.   American-style options can be exercised on any business day prior to the expiration date.   European-style options can be exercised at expiration only.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge.  The successful use of foreign currency transactions also depends on the ability of the Advisor to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the Advisor’s judgment will be accurate.  The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions.  Any of these factors may cause the Fund to lose money on its foreign currency transactions.  The Fund generally does not hedge currency risks, and generally will do so, if at all, only in connection with settlements of its purchases or sales of foreign securities.

CONVERTIBLE SECURITIES.  In addition to common and preferred stocks, the Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The price of warrants do not necessarily move parallel to the prices of their underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by its investment restrictions.

REAL ESTATE SECURITIES.  The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on  national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S.  These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Fund’s fixed income investments may include corporate and municipal fixed income securities.  Corporate and municipal fixed income securities purchased by the Fund may be of any credit quality, maturity or yield.  Accordingly, the Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, are of equivalent quality in the Advisor’s opinion).  In addition, the Fund’s fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds.  Fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P, and Fitch are included as Appendix A to this SAI.  While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

MONEY MARKET INSTRUMENTS.  The Fund may invest directly and indirectly in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements).  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).   Banker’s Acceptances  are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit  (“CD”) is an unsecured, interest bearing debt obligation of a bank.   Commercial Paper  is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.   Master Notes  are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. GOVERNMENT SECURITIES.  The Fund may invest a portion of its portfolio in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

ZERO COUPON SECURITIES.  The Fund may purchase zero coupon securities.  Zero coupon securities do not pay interest or principal until final maturity, unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment).  Zero coupon securities are bought at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.  One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.  A zero coupon step-up security converts to a coupon security before final maturity.

REPURCHASE AGREEMENTS.  The Fund may invest in repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

REVERSE REPURCHASE AGREEMENTS.  The Fund may also engage in reverse repurchase agreements.  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

ILLIQUID INVESTMENTS.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Board monitors investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  An investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES.  Within its limitations on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FUNDING AGREEMENTS.  Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the Fund to require prompt performance by the insurance company of its payment obligations under the funding agreement.

DERIVATIVE INSTRUMENTS.     The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities.  Additionally, the Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

OPTIONS.  The Fund may purchase and write put and call options on securities.  The Fund may write a put or call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

FUTURES CONTRACTS.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund seeks to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the  Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge in the Fund's portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return.  The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian or broker (or an affiliate thereof)  in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender, to the extent such deposit is required by applicable law and/or the parties involved in the transaction.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box,” i.e., when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES.  As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities.  However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

INVESTMENTS IN SWAPS AND OTHER CREDIT DERIVATIVES.  The Fund may invest in swaps and other credit derivatives such as credit default swaps (“CDSs”).  The economic return of CDSs depends upon the performance of the reference obligations and/or the reference entities.  Exposure to the credit risk of such types of assets through the purchase of CDSs presents risks in addition to those resulting from direct purchases of such types of assets as the related reference obligations.  For instance, an active market may not exist for any of the CDSs in which the Fund invests.  As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired.  In addition, the Fund will usually have a contractual relationship only with the counterparty offering the CDS and not the reference obligors on the reference obligations.  As a result, the Fund generally will have no right directly to enforce compliance by the reference obligors with the terms of the reference obligations, no rights of set-off against the reference obligors, or any voting or other rights of ownership with respect to the reference obligations.  The Fund will not directly benefit from any collateral supporting such reference obligations and will not have the benefit of the remedies that would normally be available to a holder of such reference obligations.  Even if, in the case of physically settled CDSs, the Fund obtains such rights upon delivery of the defaulted reference obligations, the Fund’s ability to “work-out” effectively the defaulted reference obligations may be significantly diminished.

CDSs also expose the Fund to counterparty risk.  In the event of the insolvency of the counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the reference obligations.  Consequently, the Fund will be subject to credit risk with respect to defaults by such counterparty as well as by the reference obligors.

When the Fund enters into a short unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to either deliver the defaulted reference obligation or an equivalent cash payment.  Similarly, when the Fund enters into a long unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to deliver a cash payment related to such credit event. To the extent the Fund lacks adequate funds to satisfy these delivery requirements, the Fund will be required to liquidate other Fund investments in a manner which may be inconsistent with its original investment intent and the Fund’s return may be adversely affected.

To the extent a CDS requires the Fund to settle physically the defaulted reference obligation, the Fund may be adversely affected by the purchase price of the defaulted reference obligation.  Similarly, CDS cash settlement mechanics may not accurately reflect the related credit loss and may be subject to the discretion of the party performing the calculation.  In addition, there can be losses under a CDS without a related default with respect to the referenced obligation.  This occurs when the definition of a credit event in the CDS contains events that are not truly credit related and is called credit basis risk.  Also, the size of the structured notes underlying a funded CDS in relation to the size of the reference obligation affects the severity of the losses.  In general, as the size of the structured notes decreases in relation to the size of the reference obligation, the Fund’s exposure to credit risk with respect to the CDS increases.  Finally, to the extent that the Fund’s swap positions are leveraged, any Fund losses will be magnified.

Other risks of CDSs include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund enters into a long or short swap, respectively).  The Fund’s position in CDSs is also subject to liquidity risk, market risk, structural risk, legal risk, and interest rate risk.

The Fund may also invest in certificates which represent an undivided interest in a pool of high yield fixed income securities (“Underlying Securities”).  Such securities pay principal and interest to the extent the Underlying Securities pay principal and interest.  The Fund may, subject to certain restrictions, optionally redeem its certificates for the related pro rata interest in the Underlying Securities.  Exposure to the credit risk of such types of assets through the purchase of such certificates presents risks in addition to those resulting from direct purchases of the Underlying Securities.  Until the Fund redeems its certificates, the Fund will not have a direct contractual relationship with the issuers of the Underlying Securities and will not have a right directly to enforce compliance by such issuers with the terms of the Underlying Securities, a right of set-off against such issuers, or any direct rights of ownership with respect to the Underlying Securities.  The Fund’s ability to exercise voting rights with respect to the Underlying Securities may also be limited until it redeems its certificates.  The Fund’s yield on such securities is dependent upon a number of factors, including, without limitation, the purchase price of such securities and the occurrence of any early or mandatory redemption with respect thereto.  The Fund’s investments in such certificates are also subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, and interest rate risk.

The Fund’s ability to realize a profit from swap agreement transactions will depend upon the ability of the financial institution with which the Fund enters into the transaction to meet its obligations to the Fund.  The Fund may not be able to close out its swap agreement position under certain circumstances at the same time, or at the same price, as it would if it had purchased comparable traded securities.

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING.  The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes.  In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the Fund’s outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)	Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act;

(3)
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets;

(6)
Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	Invest 25% or more of its total assets in securities of issuers in any particular industry. and

(8)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed by the Board without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and

(6)	Invest more than 15% of its net assets in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

With respect to the above fundamental investment restriction on making loans, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction on concentration in a particular industry, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.  If the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied;

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund’s portfolio in accordance with the terms of an Investment Advisory Agreement between the Advisor and the Fund, which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment advisor for a number of client accounts, in addition to the Fund.

Brokerage Selection.  The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers.  In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Advisor may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Advisor’s obligation to obtain best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. The Fund has not paid any brokerage commissions as of the date of this SAI.

Aggregated Trades.  While investment decisions for the Fund are made independently from those for any other investment companies and accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Advisor in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the participating Fund(s) and other participating investment companies or accounts.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on February 28, 2003, is an open-end management investment company.  The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of six Stadion Funds and each has three classes of shares, which are referred to as “Class A shares,”  “Class C shares” and “Class I shares.”  Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and different expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information).  The number of shares of the Trust shall be unlimited.  When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund.  Shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to a particular Stadion Fund, the Board shall allocate them among any one or more of the Stadion Funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares of all series of the Trust have equal voting rights and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Fund.  The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS.  Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table.  The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James M. Baker (age 61)	Trustee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	6	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Norman A. McLean (age 58)	Trustee	Since June 2003	Mr. McLean has been the Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September 2005.	6	None
Ronald C. Baum (age 71)	Trustee	Since July 2011	Mr. Baum was a Managing Partner of Grant Thornton LLP (public accounting firm) from 1987 through 2002.	6	None

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE*
Gregory L. Morris (age 65)	Trustee and Chairman	Since June 2007	Mr. Morris has been a portfolio manager of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since November 2004 and is a member of the Advisor’s investment committee.	6	None
* Gregory L. Morris is an Interested Trustee because he is an employee of the Advisor.
OTHER EXECUTIVE OFFICERS
Judson P. Doherty (age 44)	President (Principal Executive Officer)	Since June 2006
Mr. Doherty has been President of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2007.  He was Chief Financial Officer of Stadion Money Management, Inc. from 2001 until 2011 and Chief Compliance Officer of Stadion Money Management, Inc. and the Trust from 2004 to 2010.  He is also a member of the Advisor’s investment committee.
				n/a	None
Duane A. Bernt (age 42)	Treasurer (Principal Financial Officer)	Since October 2012	Mr. Bernt has been the Chief Financial Officer of the Advisor since 2011. Previously, he was a Senior Vice President of Lincoln Financial Group (a financial services firm) from 1998 to 2011.	n/a	None

Michael D. Isaac (age 36)	Chief Compliance Officer	Since April 2010
Mr. Isaac has been the Chief Compliance Officer of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2010.  Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010.
			n/a	None
Robert G. Dorsey (age 55 ) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since May 2007
Mr. Dorsey has been the Managing Director of Ultimus Fund Solutions, LLC, the Trust’s transfer agent and administrator, and Ultimus Fund Distributors, LLC, the Trust’s principal underwriter since 2000.
			n/a	None
Tina H. Bloom (age 44) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since April 2011
Ms. Bloom is a Director of Fund Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC and has been an officer of both companies since July 2006.  She was Assistant Secretary of the Trust from 2007 to 2011.
			n/a	None

*	The Fund Complex consists of the Fund, the Managed Fund, Core Advantage Fund, Olympus Fund, Trilogy Fund and Tactical Income Fund.

Board Structure

The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Morris, who is Chairman of the Board. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee because, among other things, the Board’s current and historical small size and the small number of Stadion Funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Stadion Funds. During these meetings, the Board receives reports from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Morris has experience as an investor, including his roles as portfolio manager of the Advisor (and its predecessor), and, previously, as a trustee, vice president and treasurer of another investment company.  Mr. Baker has business experience as president of a real estate development company and asset management company, and board and business experience as a director of a state chartered bank.  In addition, he has served on a number of other boards and advisory committees.  Mr. McLean has business experience as a director of marketing and public relations for a health care system, and previously as an associate director for marketing of a state university athletic association.  Mr.  Baum has business and accounting experience as a managing partner of a public accounting firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Board has established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of the Board.  The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met one time during the Trust’s last fiscal year

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the Trust’s last fiscal year.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter or an affiliated person of the Fund, the Advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Trust’s last fiscal year.

Beneficial Ownership of Shares of the Fund.  The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2012, and stated as one of the following ranges:  A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.  Because the Fund is newly organized, none of the Trustees own shares of the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex* Overseen by Trustee
James M. Baker	A	E
Norman A. McLean	A	D
Ronald C. Baum	A	C
Gregory L. Morris	A	E

Ownership In Fund Affiliates.  As of December 31, 2012, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Fund’s principal underwriter or any affiliate of the Advisor or the principal underwriter.

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust.  The Independent Trustees receive an annual retainer of $15,000 and a fee of $2,500 for each Board meeting attended in person or by telephone.   Half of the fees received by the Independent Trustees are invested in shares of a Stadion Fund on the date they are received.  The Stadion Funds reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation received by each Trustee during the fiscal year ended May 31, 2012.

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES
James M. Baker	None	None	None	$20,000
Norman A. McLean	None	None	None	$20,000
Ronald C. Baum	None	None	None	$20,000
INTERESTED TRUSTEE
Gregory L. Morris	None	None	None	None

*	Because the Fund is newly organized, it did not pay any Trustee compensation during the fiscal year ended May 31, 2012.

CODES OF ETHICS.  The Trust, the Advisor and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Advisor and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes).  The codes of ethics permit personnel of the Trust, the Advisor and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements.  In addition, the codes of ethics of the Trust, the Advisor and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM.  The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program.  The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Board.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC.  Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30.  The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-222-7636.  This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES.  As of February 1, 2013, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the outstanding shares of the Fund, including the Predecessor Fund.  Because the Fund is newly organized, as of February 1, 2013, there were no control persons or principal holders owning any outstanding shares or beneficial interest of the Fund or Class of shares of the Fund.

INVESTMENT ADVISOR.  Information about the Advisor, Stadion Money Management, LLC, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, and its duties and compensation as Advisor is described in the Prospectus.  The Advisor, organized as a Delaware limited liability company, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”).  A change in control of the Advisor occurred on June 30, 2011 upon completion of a transaction with TA whereby certain investment entities controlled and managed by TA acquired in the aggregate, a 54.4% interest in the Advisor.  Prior to June 30, 2011, the Advisor was controlled by Timothy A. Chapman, majority shareholder of the member then controlling the Advisor, Stadion Money Management, Inc. (“Stadion Inc.”).  Mr. Chapman is a co-founder of Stadion Inc. and was also a co-founder and Vice President of MurphyMorris Money Management Co., a former investment advisory firm and affiliate of the Advisor that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005.

The Advisor supervises the Fund’s investments pursuant to an Investment Advisory Agreement.  The Fund’s Investment Advisory Agreement is effective until March 31, 2105 and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  The Fund’s Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers to execute purchases and sales of securities.

Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from the reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The Advisor receives a monthly advisory fee from the Fund equal to an annual rate of 1.25% of the Fund’s average daily net assets up to $150 million and 1.00% of its average daily net assets over $150 million.   In addition, the Advisor has entered into an Expense Limitation Agreement on behalf of the Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.70% of the Fund’s average daily net assets until June 30, 2014.  As a result, the Fund’s “Net Annual Fund Operating Expenses” (excluding 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) will be limited, until at least June 30, 2014, to 1.95% of average daily net assets allocable to Class A shares, 2.70% of such assets allocable to Class C shares and 1.70% of average daily net assets allocable to Class I shares.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board.  The Fund has not paid any advisory fees to the Advisor as of the date of this SAI.

The Chief Compliance Officer of the Trust is an employee of the Advisor.  The Trust will reimburse the Advisor $82,500 annually for the services provided by the Chief Compliance Officer, with each Stadion Fund paying a proportionate share of the fee based upon an allocation approved by the Board.

PORTFOLIO MANAGERS. A management team consisting of Brad A. Thompson, William McGough and Paul M. Frank is responsible for the day-to-day management of the portfolio for the Fund.  Additional information regarding the compensation of the portfolio managers can be found in the Prospectus.

Compensation.  Compensation and financial arrangements with the Advisor’s portfolio managers is intended to be competitive and reflective of the general success of the Advisor as a firm, as well as the general success of the Fund.  Portfolio managers are compensated based on a fixed annual salary, bonuses, which may be based on factors such as the Advisor’s profitability, assets in strategies, portfolio manager performance, and other factors that may contribute to the Advisor’s revenues and distributable profits, and may include an equity or other profit-sharing component.  In this regard, compensation may include a variety of components, and may vary among portfolio managers in terms of emphasis and criteria.

·	Base Salary: Each portfolio manager receives a base salary.

·
Discretionary Incentive Compensation:  Portfolio managers may receive discretionary incentive compensation related to assets under management or similar considerations, and for performance-based evaluations by the Advisor’s management.  The Advisor also may consider a portfolio manager’s contributions to the firm and success of accounts (including the Fund) managed by the portfolio manager.

·
Additional Incentive Compensation:  Portfolio managers may be eligible to receive additional revenue or sales-based compensation tied to achievement of asset management and assets-under-management goals determined by the Advisor from time to time.  These may relate to the Advisor’s asset management achievements or assets under management in general, or may relate to specific accounts (including the Fund) managed by a portfolio manager.

·
Equity Incentives:  The Advisor may reward portfolio managers with additional remuneration based on the Advisor’s profitability in accordance with the terms of an Equity Incentive Plan or individual agreements where the portfolio manager is eligible to receive equity participation (including profit distribution rights related thereto) in the Advisor.

·
Profit Pool and Senior Management Arrangements: Portfolio managers that reach certain levels of managerial responsibility or success with and for the Advisor will be eligible to participate in a profit pool, and may also receive a senior management-level compensation package, which may include any or all of the foregoing compensation arrangements.

Ownership of Fund Shares.  The table below shows the amount of Fund shares (including the Predecessor Fund) beneficially owned by each portfolio manager as of February 1, 2013, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Brad A. Thompson	A
William McGough	A
Paul M. Frank	B

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of February 1, 2013.  None of these accounts has an advisory fee based on the performance of the account.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed
Paul M. Frank	Registered Investment Companies:	1	$23,393,368.69
	Other Pooled Investment Vehicles:	0	$0
	Other Accounts:	0	$0
Brad A. Thompson	Registered Investment Companies:	1	$6.53 million
	Other Pooled Investment Vehicles:	55	$1,868 million
	Other Accounts:	117,560	$2,941 million
Will McGough	Registered Investment Companies:	0	0
	Other Pooled Investment Vehicles:	55	$1,868 million
	Other Accounts:	117,560	$2,941 million

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  These other accounts include separately managed private clients, discretionary 401(k) accounts and other pooled investment vehicles (the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

·
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund.  The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

·
Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR AND TRANSFER AGENT.  ALPS Fund Services, Inc., a Colorado Corporation (“ALPS”) serves as the Administrator and Transfer Agent to the Fund pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement (the “Service Agreements”).

As Administrator, ALPS assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement).  ALPS has agreed to perform or arrange for the performance of the following services (under the Service Agreements, ALPS may delegate all or any part of its responsibilities thereunder):

--	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;
--	assemble reports required to be filed with the SEC and file such completed reports with the SEC;
--	arrange for the dissemination to shareholders of the Fund’s proxy materials and oversee the tabulation of proxies;
--	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;
--	assist in monitoring compliance of each of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and
--	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

ALPS also maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  ALPS also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, ALPS performs the following services in connection with the Fund’s shareholders:  maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

ALPS receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to ALPS as Administrator is as follows: 0.06% of the Fund’s annual net assets between $0 and $500 million, 0.04% of the Fund’s annual net assets between $500 million and $1 billion and 0.02% of the Fund’s annual net assets above $1 billion, subject to a minimum annual fee of $430,000 in the first year and $460,000 thereafter.  The fee payable by the Fund to ALPS as Transfer Agent is at the annual rate of $25,000 plus $9 per direct account, $7 per NSCC account and $0.50 per inactive account.

DISTRIBUTOR.  ALPS Distributors, Inc., a Colorado corporation (the “Distributor”), is the exclusive agent for distribution of shares of the Fund, pursuant to a Distribution Agreement with the Trust.  The Distributor may sell shares of the Fund directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.   The Distributor is an affiliate of ALPS.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of FINRA and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time offer its shares for sale, in order that state registrations may be maintained for the Fund.  Under the Distribution Agreement, the Fund does not compensate the Distributor for its services.  As of the date of this SAI, the Fund has not paid any fees to the Distributor.

CUSTODIAN.  US Bank N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of BBD, LLP, a Pennsylvania limited liability partnership, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund and prepare the Fund’s federal, state and excise tax returns. Such firm will audit the financial statements of the Fund at least once each year.  A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.  The audited financial statements for the Predecessor Fund are included in the Predecessor Fund’s Annual Report to shareholders for the fiscal year ended April 30, 2012 and incorporated by reference into this SAI.

LEGAL COUNSEL.  Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Fund” in the Prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES.  Shares of the Fund are offered and sold on a continuous basis.  The purchase price of shares of the Fund is the net asset value next determined after the order is received in proper form (plus any applicable sales charge).  Net asset value is normally determined as of the time regular trading closes on the New York Stock Exchange (“NYSE”) on days that the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below.  The Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day.

The Fund reserves the right in its sole discretion:  (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments in the Advisor’s sole discretion (including circumstances where certain economies can be achieved in sales of Fund shares).

Class I Shares – Shareholders of Predecessor Fund.  Accounts who continue to hold Class I shares of the Fund received in exchange for shares of the Predecessor Fund may purchase additional Class I shares without giving effect to the minimum additional purchase limitations generally applicable to Class I shares.

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to and withdrawals from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15 th  and/or last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

REDEMPTIONS.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recording of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge by the Custodian for wiring redemption proceeds, any charges by your broker-dealer or financial institution or imposition of a CDSC on certain redemptions of Class A shares or Class C shares.

Involuntary Redemptions.  In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse it for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Systematic Withdrawal Plan.  Shareholders owning shares in the Fund valued at more than $5,000 may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a "Corporate Resolution" (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60 days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-222-7636 or by writing to:

Stadion Funds
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

DISTRIBUTION PLAN

The Fund has adopted, with respect to its Class A and Class C shares only, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).  See the section entitled “Investing in the Fund – Distribution of Shares” in the Prospectus.  As required by Rule 12b-1, the 12b-1 Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan.  The 12b-1 Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.  The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with its annual consideration of the renewal of the 12b-1 Plan.

Potential benefits of the 12b-1 Plan to the Fund include improved shareholder services, savings to the Fund in transfer agent fees as a percentage of assets (once the Fund has a sufficient number of accounts to exceed the minimum monthly transfer agent fees), savings to the Fund in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the 12b-1 Plan must be approved by the Board annually.

For further discussion of the 12b-1 Plan, see the statement of additional information for the Fund filed with the SEC on January 11, 2013.  The Fund has not paid any distribution expenses under the Plan as of the date of this SAI.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

TRANSFER OF REGISTRATION.  To transfer shares to another owner, send a written request to Stadion Funds, c/o c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.  Your request should include the following:  (i) the Fund’s name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Medallion signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  In keeping with this purpose, the Fund may accept accounts with less than the minimum investment from Trustees, officers and employees of the Fund and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies that govern the disclosure of portfolio holdings.  These policies are intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Trust’s policies, the Trust and the Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policies provide that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-222-7636.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Fund and/or the Advisor may, from time to time make additional portfolio holdings information available to the public on their website at http://www.stadionfunds.com.  Complete lists of the Fund’s holdings are generally posted to the website within five to thirty days of the end of the calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted.  The Fund may also send a portion or all of this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Fund’s website.

The officers of the Trust and/or the Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and SAI, Broadridge Investor Communication Solutions, Inc. (a proxy solicitation and tabulation firm) and FilePoint Edgar Services and Financial Graphic Services, Inc. (financial edgarizing, typesetting and printing firms).  The Fund and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, that the Fund and/or the Advisor will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclosed on the Fund’s website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Fund may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  Currently, the Stadion Funds are providing non-public portfolio holdings information to three different rating or ranking organizations.  Each disclosure arrangement has been authorized by the Trust and the Advisor in accordance with the Stadion Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Stadion Funds.  Below is a table listing the organizations that are currently receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.   Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board.  The Advisor and the Fund’s administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

PRICING OF SHARES

The net asset value and the public offering price (net asset value plus any applicable sales charge) of each class of shares of the Fund are normally determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier).  The Fund’s net asset value is not calculated on business holidays or weekends when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing the net asset value for the Fund, all Fund-specific liabilities incurred or accrued are deducted from the net assets of that Fund.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board.  Market values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Board, the assets of the Fund are generally valued as follows:

·
Securities that are listed on a securities exchange or quoted on a national market system are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

·	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the most recent bid price.

·	Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

·	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

·	Securities with maturities of 60 days or less will be valued at amortized cost, which approximate market value.

·
Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.  If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00.  In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange.  For purposes of determining the primary exchange, the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option.  Notwithstanding the foregoing, an option may be valued at fair value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and/or ask prices as of the time of valuation are not readily available.

·
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

·
Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees.  As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities.  Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service; if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution.  Gains or losses between trade and settlement dates result

·	Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies.

Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Fund are conclusive.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, as well as any future series of the Trust, is treated as a separate corporate entity under the Internal Revenue Code of 1986 (the “Code”), and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies.  Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

The Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  The 2012 Taxpayer Relief Act signed into law by President Obama on January 2, 2013 set the long-term capital gains rate for individual taxpayers at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for those individuals whose taxable income is more than $400,000. 1

1	For individuals whose ordinary income is generally taxed at less than the 25% rate, the long term capital gains rate will be 0%.

All or a portion of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

The Health Care and Education Reconciliation Act of 2010 will require certain individuals, estates and trusts to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  This surtax will apply for taxable years beginning after December 31, 2012.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of the Health Care and Education Reconciliation Act of 2010 on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate: (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gains dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts."  Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40").  Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value.  When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.  The use of section 1256 contracts may force the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

The Fund’s positions in index options that do not qualify as "section 1256 contracts" under the Code generally will be treated as equity options governed by Code Section 1234.  Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is a short-term capital gain to the Fund.  If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is a short-term capital gain or loss.   If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term.  For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from the sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option.  If the option expires, the resulting loss is a capital loss and is short-term or long term, depending upon the holding period for the option.  If a put option written by the Fund  is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon the sale of the securities.  If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gains net income (excess of realized capital gains over realized capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gains net income prior to the end of each calendar year to avoid liability for this excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments.  Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of Fund shares.  An exchange of shares is generally treated as a sale and any gain may be subject to tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.  If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met.  In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes.  Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.  A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property).  Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (28% for 2013) of taxable dividends or gross proceeds realized upon a sale to shareholders who: (i) have failed to provide a correct tax identification number in the manner required, (ii) are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or (iv) are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

In general, the Fund accepts only U.S. shareholders.  However, dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income and distributions of capital gains will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

On March 18, 2010, President Obama signed into law the “Hiring Incentives to Restore Employment (HIRE) Act.”  The HIRE Act adds sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA.”

Under the FATCA provisions, foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size)  and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.

As noted above, the new FATCA withholding and information reporting requirements generally will apply to withholdable payments made after December 31, 2012.  Prospective investors should consult with their own tax advisors regarding these new provisions.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges.  Performance figures will be given for the most recent one, five and ten year periods, or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in the Fund’s share price and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated.  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where  P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where  P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where  P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  These performance quotations should not be considered as representative of the Fund’s future performance.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the Barclays Aggregate Bond Index, which is generally representative of the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.  The Fund may also measure its performance against one or more appropriate Lipper indexes which rank the performance of mutual funds that have similar portfolio holdings and investment objectives.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may also occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor.  Of course, there can be no assurance the Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

·
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

·	Morningstar, Inc., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

APPENDIX A – DESCRIPTION OF RATINGS

The Fund may acquire debt securities as described in the Prospectus and this SAI.  The Fund is not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”).  The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.    While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from ‘AA” to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-term obligations rated ‘A-1’ by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC.  Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.  The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  ‘AA’ ratings denote expectations of low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible default risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high credit risk.  A rating CCC indicates a substantial credit risk, while a rating CC indicates a very high level of risk, and a rating C signals exceptionally high levels of credit risk.  ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond or other material financial obligations but which has not entered into bankruptcy filings or other formal winding-up procedure and which has not otherwise ceased operating.  ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings or other formal wind-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below ‘B.’ The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisor distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund are not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest.  Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and

(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

STADION INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Stadion Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Stadion Money Management, LLC (“Advisor”), as the Fund’s investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and

(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund disclosed this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  Each Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at  http://www.sec.gov .  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;

(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the Fund cast its vote on the matter;

(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding each Fund’s securities;

(iii)	Records of votes cast on behalf of each Fund; and

(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Amended and restated this 30th day of June 2011.

EXHIBIT A
(Updated _______)

Series of the Stadion Investment Trust:

1.	Stadion Managed Portfolio (formerly known as the PMFM ETF Portfolio Trust and the PMFM Managed Portfolio Trust)

2.	Stadion Core Advantage Portfolio (formerly known as the PMFM Core Advantage Portfolio Trust)

3.	Stadion Olympus Fund™

4.	Stadion Trilogy Fund™

5.	Stadion Tactical Income Fund

6.	Stadion Market Opportunity Fund

STADION MONEY MANAGEMENT, LLC

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Stadion Money Management, LLC (“Stadion”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Stadion has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Stadion complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

In general, Stadion will  vote proxies for clients for positions recommend by Stadion.  In addition, Stadion has one client, the Stadion Investment Trust (the “Fund”) for which Stadion will vote proxies.  In voting proxies for the Fund (or any other client for whom Stadion determines to vote proxies in the future), Stadion is committed to voting proxies in the manner that serves the best interests of the client (e.g., the Fund and its shareholders).

The following details Stadion’s philosophy and practice regarding the voting of proxies.

A.	General

Stadion believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Stadion’s proxy voting policies, Stadion has developed the following procedures for voting proxies.

1.	Upon receipt of a corporate proxy by Stadion, the special or annual report and the proxy are submitted to Stadion’s proxy voting manager (the “Proxy Manager”), currently Brad Thompson.

2.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Stadion’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

3.
The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Stadion’s files.

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

While Stadion’s policy is to review each proxy proposal on its individual merits, Stadion has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

A.
Investment Company Matters.  In general, Stadion invests the accounts of the Fund and other clients in exchange-traded funds, mutual funds, or other investment companies (collectively, “investment companies”).  When called upon to vote investment company proxies, Stadion will follow the following guidelines:

1.	Election of Directors and Similar Matters

In an uncontested election, Stadion will generally vote in favor of management’s proposed directors/trustees.  In a contested election, Stadion will evaluate proposed directors/trustees on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors or Trustees, Stadion will review any contested proposal on its merits, but expects to generally support proposals recommended and approved by the investment company’s independent directors or trustees.

2.	Audit Committee Approvals

Stadion generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.

Notwithstanding the foregoing, Stadion expects to generally support the ratification of the selection of auditors recommended and approved by the investment company’s independent directors or trustees.

3.	Approval of Advisory Contracts

Stadion will seek to evaluate advisory contracts on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the agreement in light of the services to be provided, the financial terms, the historical performance of the investment adviser and management’s discussion of the terms of the contract.

Notwithstanding the foregoing, Stadion expects to generally support advisory contracts recommended and approved by an investment company’s independent directors or trustees.

4.	Rule 12b-1 Plans

Stadion will seek to evaluate proposed 12b-1 Plans on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the plan in light of management’s proposal, Stadion’s evaluation of the financial and other terms of the proposal and the potential benefits of the plan to the investment company.

Notwithstanding the foregoing, Stadion expects to generally support 12b-1 Plans recommended and approved by an investment company’s independent directors or trustees.

5.	Mergers

Stadion will seek to evaluate proposed mergers of investment companies on their own merits by evaluating, among other things, the financial terms and short- and long-term economic effects of the proposed merger and its impact on shareholders and management’s discussion, and Stadion’s review, of the reasons for the merger.

Notwithstanding the foregoing, Stadion expects to generally support mergers recommended and approved by an investment company’s independent directors or trustees.

6.	Voting Shares Owned by the Fund

Notwithstanding any of the foregoing guidelines in Sections 1-5 above, the Fund is required by Section 12(d)(1)(F) of the Investment Company Act of 1940 to vote proxies with respect to any investment companies securities (i.e. exchange traded funds, mutual funds, or other investment companies) held by it “in the same proportion as the vote of all other holders of such securities.”  Accordingly, Stadion will vote such proxies on behalf of the Fund in accordance with the requirements of Section 12(d)(1)(F).

B.	Operating Company Matters

Because of the investment strategy Stadion uses for its clients, including the Fund, it is unlikely that such clients will frequently hold operating company stocks.  However, if Stadion is called upon to vote operating company proxies for clients, Stadion will follow the following guidelines:

1.	Corporate Governance

Stadion will consider proposals involving corporate governance on a case-by-case basis, considering whether proposals tend to strengthen the independence of directors, the independence of auditors or the rights of shareholders.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

·	In uncontested directors’ elections, approve management’s proposed directors; and

·	Ratify management’s recommendation and selection of auditors.

2.	Shareholder Rights

Stadion may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis, seeking to support proposals to maintain or increase shareholder rights.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

·	Adopt confidential voting and independent tabulation of voting results; and

·	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

·	Adopt super-majority voting requirements; and

·	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

3.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Stadion will review proposals to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term economic and financial effects of the proposal on the company.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

·
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

·	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

·	Adopt classified boards of directors;

·	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

·	Require a company to consider the non-financial effects of mergers or acquisitions.

4.	Compensation

In voting on proposals with respect to compensation, Stadion will generally support proposals it believes will fairly compensate executives.  Stadion will evaluate proposed stock option plans and issuances on a case-by-case basis, considering the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the terms of the proposed options.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

·	Disclose compensation policies;

·	Adopt compensation packages or policies that generally link executive compensation to performance;

·	Require shareholders approval of golden parachutes;

·	Adopt golden parachutes that do not exceed [3] times the base compensation of the applicable executives;

·	Adopt executive stock option plans and stock option plans for outside directors, provided that total potential dilution (including all equity based plans) is less than 10% of shares outstanding; and

·	Adopt employee stock purchase plans, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

And expects to generally vote against proposals to:

·	Adopt stock option plans with any of the following structural features:

o	Ability to issue options with an exercise price below the stock’s current market price;

o	Ability to issue reload options; or

o	Automatic share replenishment (“evergreen”) feature.

5.	Corporate Responsibility and Social Issues

Stadion generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, Stadion will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, Stadion may vote against corporate responsibility and social issue proposals that Stadion believes will have substantial adverse economic or other effects on a company, and Stadion may vote for corporate responsibility and social issue proposals that Stadion believes will have substantial positive economic or other effects on a company.

IV.	Conflicts

In cases where Stadion is aware of a conflict between the interests of a client and the interests of Stadion or an affiliated person of Stadion (e.g., a portfolio company is a client or an affiliate of a client of Stadion), Stadion will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that Stadion does not receive instructions from the client within three business days of the notice, Stadion may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.	Stadion Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Stadion to disclose in response to any client request how the client can obtain information from Stadion on how its securities were voted.  Stadion will disclose in Part II of its Form ADV that clients can obtain information on how their proxies were voted by making a written request to Stadion.  Upon receiving a written request from a client, Stadion will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Stadion to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  Stadion will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, Stadion will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Record-keeping

Stadion shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Stadion that were material to making a decision how to vote, or that memorialized the basis for the decision;

(v)	Records of client requests for proxy voting information, and

(vi)
With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

Stadion shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Stadion as part of its records and, upon reasonable written notice, shall deliver such records to the Fund.

Stadion may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Stadion that are maintained with a third party such as a proxy voting service, provided that Stadion has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.	Amendments

This policy may be amended at any time by the Stadion, provided that material changes to this policy that affect proxy voting for the Fund shall be ratified by the Fund within four (4) months of adoption by Stadion.

Adopted as of this 1st day of July, 2003; last amended as of the 30th day of June, 2011.

 STADION INVESTMENT TRUST

 Part C. Other Information

February 19, 2013

OTHER INFORMATION

Item 15.  INDEMNIFICATION.

Under Delaware statutes, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the statutory trust.  The Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") of Stadion Investment Trust ("Registrant") contains the following provisions:

“Article VII.  Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever  arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII.  Section 3.  Indemnification.

(a)  Subject to the exceptions and limitations contained in Subsection (b) below:

(i)  every person who is, or has  been, a Trustee or an officer, employee or agent of the Trust  (including any individual who serves at its request as director, officer, partner, trustee or the like of another  organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)  as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)  in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered  Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of  readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent  legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)  To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)  Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.”

The Investment Advisory Agreements between the Registrant and Stadion Money Management, LLC (the “Advisor”) provide that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services as defined in the Agreement (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Agreement.  The Investment Advisory Agreements further provide that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Registrant's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein, and that the Registrant agrees to indemnify the Advisor to the full extent permitted by the Registrant's Trust Instrument.

The Distribution Agreement between the Registrant and ALPS Distributors, Inc. (the “Distributor”) provides that the Registrant will indemnify and hold harmless the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of the Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Distribution Agreement relates, except a loss resulting from the failure of the Distributor or any such other person to comply with applicable law or the terms of the Distribution Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of the Distributor's duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under the Distribution Agreement, for all of which exceptions the Distributor shall be liable to the Registrant.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers, as well as the Advisor.  Coverage under the policy generally includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty, with exceptions.

The Agreement and Plan of Reorganization and Termination between the Registrant, on behalf of the Stadion Market Opportunity Fund, and Aviemore Funds, on behalf of the ETF Market Opportunity Fund, provides that the Stadion Market Opportunity Fund will indemnify the Board of Trustees of the Aviemore Funds to the extent that the Board of Trustees of the Aviemore Funds would have been subject to indemnification under the Aviemore Funds’ Declaration of Trust with respect to any matters relating to the ETF Market Opportunity Fund.

Item 16.  EXHIBITS

(1)	Amended and Restated Agreement and Declaration of Trust for Stadion Investment Trust – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed on June 5, 2009.

(2)	Amended and Restated By-Laws for the Registrant – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed on June 5, 2009.

(3)	Not applicable.

(4)
Form of Agreement and Plan of Reorganization and Termination between the Registrant, on behalf of itself and the Stadion Market Opportunity Fund, and Aviemore Funds, on behalf of itself and the ETF Market Opportunity Fund, filed herewith as Appendix A to the Proxy Statement.*

(5)	Articles III and V of the Trust Instrument, Exhibit (1), define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(6)
Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Managed Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011; Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Core Advantage Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011; Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Tactical Income Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on January 11, 2013; Form of Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Station Market Opportunity Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on January 11, 2013.

(7)
Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Form of Distribution Agreement between the Registrant and the Distributor  – Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on January 18, 2013.

(8)	Not Applicable.

(9)
Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007; Second Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 22 filed on September 28, 2010; Third Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 22 filed on September 28, 2010; Fourth Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Fifth Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A.  –  Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on January 11, 2013.

(10)(a)
Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Managed Portfolio (formerly known as the PMFM Managed Portfolio Trust and the PMFM ETF Portfolio Trust) – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on July 29, 2009; Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Core Advantage Portfolio (formerly the PMFM Core Advantage Portfolio Trust) – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on July 29, 2009; Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Tactical Income Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on January 11, 2013; Form of Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Market Opportunity Fund  – Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on January 18, 2013.

(10)(b)	Rule 18f-3 Multi-Class Plan – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 28 filed on September 28, 2012.

(11)
Opinion and Consent of Kilpatrick Townsend and Stockton LLP regarding the legality of securities registered with respect to the Stadion Market Opportunity Fund  – Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on January 18, 2013.

(12)	Form of opinion of Kilpatrick Townsend and Stockton LLP regarding certain tax matters – Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on January 18, 2013.

(13)(a)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Managed Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011; Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Core Advantage Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011; Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Tactical Income Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on January 11, 2013; Form of Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Market Opportunity Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on January 11, 2013.

13(b)
Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007; First Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011; Second Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012; Third Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on January 11, 2013; Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007; Form of Administration, Bookkeeping and Pricing Services Agreement between the registrant and ALPS Fund Services, Inc.  – Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on January 18, 2013.

13(c)
Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007; Form of Transfer Agency and Services Agreement between the registrant and ALPS Fund Services, Inc.  – Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on January 18, 2013.

(14)(a)	Consent of Independent Registered Public Accounting Firm for Aviemore Funds.*

(14)(b)	Consent of Independent Registered Public Accounting Firm for Registrant.*

(15)	Not Applicable.

(16)	Powers of Attorney – Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on January 18, 2013.

(17)	Not Applicable.

*	Filed herewith.

Item 17.  UNDERTAKINGS.

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)         The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)        The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains a final opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in the City of Watkinsville, and State of Georgia on this 19th day of February, 2013.

STADION INVESTMENT TRUST

By:	/s/ Judson P. Doherty
Judson P. Doherty, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Judson P. Doherty
Judson P. Doherty, President/Chief Executive Officer	Date: February 19, 2013

/s/ Duane Bernt
Duane Bernt, Treasurer/Chief Financial Officer	Date: February 19, 2013

*
Gregory L. Morris, Chairman of the Board	Date: February 19, 2013

*
James M. Baker, Trustee	Date: February 19, 2013

*
Norman A. McLean, Trustee	Date: February 19, 2013

*
Ronald C. Baum, Trustee	Date: February 19, 2013

*By:	/s/ Jeffrey T. Skinner
	Jeffrey T. Skinner, Attorney-in-Fact	Date: February 19, 2013

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description

(14)(a)	Consent of Independent Registered Public Accounting Firm for Aviemore Funds.

(14)(b)	Consent of Independent Registered Public Accounting Firm for Registrant.